SHAREHOLDER LETTER

--------------------------------------------------------------------------------
Your Fund's Goal: Franklin New York Tax-Free Income Fund seeks to provide high, current income exempt from regular federal, New York state and New York City personal income taxes through a diversified portfolio consisting primarily of municipal securities.(1)
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to bring you Franklin New York Tax-Free Income Fund's annual report, which covers the period ended May 31, 2001. The year under review showed clear signs of decelerating economic growth. Gross domestic product (GDP), the country's broadest gauge of economic vibrancy, slowed from previous quarters, posting 1.0% and 1.2% annual rates in the fourth quarter of 2000 and first quarter of 2001. Although the Federal Reserve Board (the Fed) had taken an aggressive stance toward mitigating inflationary pressures via interest rate hikes in the first half of 2000, it refrained from any such moves during the latter half of the year as personal consumption, trade and business expansion waned. By January 2001, consumer and business confidence had eroded considerably, exacerbated by high energy costs that drained purchasing power and profit margins. Consequently, slower retail sales and appreciably weaker capital spending prompted


CONTENTS

  Shareholder Letter ......................................................    1

  Performance Summary .....................................................   12

  Special Feature:
  Making Sense of Dividends ...............................................   16

  Municipal Bond Ratings ..................................................   22

  Financial Highlights &
  Statement of Investments ................................................   25

  Financial Statements ....................................................   40

  Notes to
  Financial Statements ....................................................   44

  Independent
  Auditors' Report ........................................................   47

  Tax Designation .........................................................   48

FUND CATEGORY
[PYRAMID GRAPHIC]


1. For investors subject to the federal alternative minimum tax, a portion of this income may be subject to such tax. Distributions of capital gains and ordinary income from accrued market discount, if any, are generally taxable.

   The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 28.

"Municipal bond market performance was quite strong during the reporting period...."

manufacturing cutbacks and subsequent layoffs. The unemployment rate, which had hovered near a 30-year low of 3.9% during the reporting period, edged up to 4.4% by May 2001.(2)

Noting these circumstances, in December the Fed signaled for the first time in two years that recession, rather than inflation, posed the greatest risk to the decade-long economic expansion. In an attempt to restore price stability and sustainable economic growth, the Fed assumed a new monetary policy stance and on four separate occasions cut the federal funds target rate one-half percent, lowering it to 4.0% by May 31, 2001.

Municipal bond market performance was quite strong during the reporting period, outpacing many other fixed income and equity asset classes. Third quarter 2000 expectations for further interest rate hikes diminished substantially, creating a more favorable bond pricing environment amid falling long-term interest rates. Equity markets, which entered a period of increased volatility and substantial decline, also provided support to bonds as investors grew cautious. As they turned away from plummeting stocks, investors began to show a preference for the relative safety of high-quality, tax-free municipal bonds, helping to drive up municipal bond prices in the face of increased demand. Bond yields and prices move in an inverse relationship, so that as yields fall, prices rise. In addition, as the Fed reduced short-term interest rates, the Treasury yield curve steepened. This led to the 10-year Treasury note outperforming


2. Source: Bureau of Labor Statistics, 6/27/01.

the 30-year Treasury bond, which also provided strength to the municipal bond market. The yield on the 30-year Treasury bond fell from 6.01% at the beginning of the reporting period to 5.75% on May 31, 2001, and the 10-year Treasury note yield declined from 6.27% to 5.38%. The municipal bond market, which generally trended with the 10-year Treasury note, also saw yields decrease. The Bond Buyer Municipal Bond Index (Bond Buyer 40), an indicator of municipal bond market performance, dropped from a yield of 6.13% to 5.42% for the same period.(3)

Lower supply also favorably impacted municipal bond prices during the reporting period. Municipal governments enjoyed one of their wealthiest periods in history during 2000. As windfall tax revenues and prudent fiscal management led to reduced use of municipal debt, the nation's municipal bond supply declined 12.5% during calendar year 2000 compared to 1999 amid improving credit strength.(4) Compounding the drop in new-issue supply was the historical cycle of low new issuance during the months of December and January. This confluence of heightened investor demand and low supply for municipal debt made municipal bonds one of the best-performing asset classes during the year under review. However, it is rare for the bond markets to experience such strong price returns over successive years. Long-term municipal bonds, as measured



3. Source: The Bond Buyer, 6/1/01. The unmanaged Bond Buyer Municipal Bond Index is composed of the yield to maturity of 40 bonds. The index attempts to track the new-issue market as closely as possible, so it changes bonds twice a month, adding all new bonds that meet certain requirements and deleting an equivalent number according to their secondary market trading activity. As a result, the average par call date, average maturity date and average coupon rate change over time. The average maturity has generally been about 29-30 years.

4. Source: The Bond Buyer, 1/2/01.

WHAT DOES "TAXABLE EQUIVALENT" MEAN FOR YOU?

For yield and distribution rate, the taxable equivalent is the amount a taxable investment would have to earn to match a tax-free investment such as municipal bonds.(1) You can find your Fund's taxable equivalent distribution rate and yield in the Performance Summary.

by the Lehman Brothers Municipal Bond Index, have had a 7.08% average annual total return over the past 10 years and most of the return is a result of income contribution, not price appreciation.(5) Historically, equities have been the strongest investments for achieving price appreciation, while bonds provided lower volatility, and municipal bonds provided the highest after-tax total return for fixed income investors.(6) We do not expect these relationships to change over the long term. Although these asset classes may experience periods of extreme over- and under-performance, over the long term, each broad investment category achieves its primary objectives.

As the nation realized a large federal budget surplus, the U.S. Treasury initiated a buyback program for 30-year Treasury bonds, increasing their scarcity and price while lowering yields. This meant that, on a relative basis, long-term municipal bonds, as measured by the Bond Buyer 40, came to yield as much as 103% of a comparable Treasury bond's yield. Historically, this ratio is about 90%.(3) Since municipals are tax-exempt, generally they yield less than Treasuries, which are subject to federal income tax. When municipal bonds are yielding approximately the same as Treasuries, investors are able to take advantage of the tax exemption at little extra cost. Depending on your federal and state tax rates, a taxable investment of comparable credit quality would need to offer a higher yield, called the taxable equivalent yield, to match the yield on a tax-free investment.


5. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index includes about 40,000 bonds from across the country. All bonds included have a minimum credit rating of at least Baa and a maturity of at least two years, and have been issued within the last five years as part of a deal of over $50 million. Bonds subject to the alternative minimum tax or with floating or zero coupons are excluded. Bonds will be added and the index will be updated monthly with a one-month lag.

6. Sources: Standard & Poor's Micropal; Lehman Brothers.

Looking forward, we view the municipal bond market positively. We saw an increase in demand over the past two quarters, which contributed to the solid performance over the one-year reporting period. Demand increased due to the favorable interest rate environment in 2000, as well as unfavorable equity market performance. We saw investors shift investment strategy from a heavy focus on growth to a more traditional, diversified portfolio of stocks, bonds and cash. Although we experienced a U.S. economic slowdown, state and local government finances through 2000 were very strong, allowing them greater financial flexibility in times of slower growth. Most importantly, we believe municipal bonds will continue to be desirable due to the tax efficiencies they offer. Predicting market cycles is very difficult, even for professional economists - which is why we recommend investing for the long-term. It is important to remember that over time, the tax-free income received from municipal bond funds will ultimately drive the funds' total return performance. Overall, we believe our professionally managed portfolios can provide investors with high credit quality and valuable tax-free income, for the long term.

NEW YORK ECONOMIC UPDATE

With a gross state product of more than $706 billion, New York has the world's 10th largest economy, accounting for approximately 8% of U.S. GDP.(7),(8) The state is home to 65 Fortune 500 companies - more than any other state. In addition, the New York Stock Exchange conducts trades worth more than $1 trillion on a typical day, making New York City one of the world's financial capitals.(7)


7. Source: State of New York, 5/24/01, www.state.ny.us.

8. Source: Bureau of Economic Analysis, Gross State Product Data, 9/5/00.

After underperforming the nation during much of this record-long national economic expansion, New York has recently caught up, with employment and personal income growth exceeding the U.S. rate in 1999 and 2000.(9) The state's unemployment rate dropped to the lowest level in years, and at 4.3% in May 2001, was almost equal to the U.S. rate.(10) The state's per-capita income remains high at approximately 120% of the national average. Personal income has also shown consistent growth, increasing 5.8% in 1999, which is an increase from the 5.0% annual growth experienced in recent years.(11)

New York has a deep and diverse economic base that has slowly and steadily improved. Employment opportunities now abound in many industries including biomedical; financial services; distribution services; transportation equipment; optics and imaging; information and media services; industrial machinery and systems; information hardware and software; and fashion, apparel and textiles. The state's highly educated workforce, extensive infrastructure and world-class universities and colleges solidify New York's economic strength. In addition, significant tax and "red tape" reductions have occurred in recent years in an effort to retain and attract new businesses to the state.


9. Source: Moody's Investors Service, New York (State of), 3/15/01. This does not indicate Moody's rating of the Fund.

10. Source: Bureau of Labor Statistics, 6/20/01.

11. Source: Standard & Poor's, RatingsDirect, State Review: New York, 12/20/00. This does not indicate Standard & Poor's rating of the Fund.

The state's financial performance improved over the past several fiscal years as a result of a rebounding economy, realistic budgeting and tighter spending controls. In recent years, New York's long history of marginally balanced budgets and large accumulated deficits has been reversed. The state will have recorded six years of operating surpluses at the end of fiscal year 2001, while absorbing large personal income and corporate tax reductions. Since fiscal year 1996, New York has closed each year with a cash basis general fund surplus, five of those years over $1 billion. Most recently, fiscal years 1999 and 2000 finished with cash surpluses of $1.8 billion and $1.5 billion. Moody's Investors Service, an independent credit rating agency, expects fiscal year 2001 to end with at least a $1.8 billion cash surplus.(9) The proposed budget for fiscal year 2002 should enhance the state's credit position by funding reserves designed for economic uncertainty contingencies.

The state's overall debt levels were above-average at $1,610 per capita or 4.8% of personal income.(11) Although debt levels continued to be problematic, New York's debt ratios came within range of other states' during the period. Taking a positive step toward managing and controlling New York's large debt burden, the state passed the Debt Reform Act in June 2000.

CREDIT QUALITY BREAKDOWN*
Based on Total Long-Term Investments
5/31/01

[PIE CHART]

AAA                                                                      47.1%
AA                                                                       34.6%
A                                                                        12.1%
BBB                                                                       5.1%
Below Investment Grade                                                    1.1%


* Quality breakdown may include internal ratings for bonds not rated by an independent rating agency.


As a result of New York's improved financial condition, the state saw two significant upgrades by independent credit rating agencies during the year under review. In August, Moody's(R) upgraded New York's general obligation (GO) bonds to Aaa from Aa, and in December, Standard and Poor's(R) upgraded GO bonds to AA from A.(9,11) These ratings reflect a positive and stable outlook for the state. New York's strong economy and enhanced financial condition should enable the state to better withstand future economic downturns.

PORTFOLIO NOTES

Franklin New York Tax-Free Income Fund performed well as interest rates generally declined and New York bonds experienced strong retail demand and reduced supply. Your Fund's Class A share price, as measured by net asset value, increased from $11.06 on May 31, 2000, to $11.62 on May 31, 2001.

In addition, the Fund offered an attractive tax-free yield given its overall credit quality.(1) The Performance Summary beginning on page 12 shows that at the end of the period under review, the Fund's Class A shares' distribution rate was 5.06%, based on an annualization of the 5.12 cent May dividend and the $12.14 maximum offering price per share on May 31, 2001. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. An investor in the maximum combined federal and New York state and City income tax bracket of 45.94% would need to earn 9.36% from a taxable investment to match the Fund's tax-free distribution rate. The Performance Summary also shows distribution rates and taxable equivalent distribution rates for Class B and C shares.

Generally declining interest rates during the Fund's fiscal year presented occasions for many municipal issuers to refinance their outstanding, higher yielding debt with current, lower cost bonds. Due to this refinancing, various higher coupon bonds in the portfolio were called. The Fund used the resulting proceeds to invest in securities available in the current, lower interest rate environment. Such incidents placed pressure on the Fund's earnings and made it necessary for us to decrease the Fund's dividend distributions in March and June 2001. Call risk is inherent with many municipal bonds and bond funds, making effective portfolio management even more beneficial. We believe our disciplined income-oriented approach has been successful in providing favorable tax-free income while maintaining a comparatively stable net asset value over the long term. For a more detailed discussion about our dividend policy, please see "Making Sense of Dividends," beginning on page 16.

The Fund demonstrated our investment approach during the period by purchasing bonds priced at a slight discount and with solid overall structure. The Fund does not invest in derivative products or use leverage that will increase Fund share price volatility. At period-end, we did not have bonds in the portfolio subject to the alternative minimum tax. Some new positions we added were Long Island Power Authority, New York State Urban Development Corp., New York City Transitional Finance Authority and New York State Dormitory Authority - St. Johns University revenue bonds.

PORTFOLIO BREAKDOWN
5/31/01

                                                                       % OF TOTAL
                                                                        LONG-TERM
                                                                       INVESTMENTS
--------------------------------------------------------------------------------
Prerefunded                                                                25.1%

Subject to Government
Appropriations                                                             22.5%

Transportation                                                             11.2%

Hospital & Health Care                                                      9.6%

Housing                                                                     8.3%

Utilities                                                                   8.2%

Other Revenue                                                               5.9%

Tax-Supported                                                               3.4%

Higher Education                                                            3.0%

General Obligation                                                          2.4%

Corporate-Backed                                                            0.4%

DIVIDEND DISTRIBUTIONS
6/1/00 - 5/31/01

                                                  DIVIDEND PER SHARE
                                      -----------------------------------------
MONTH                                 CLASS A       CLASS B             CLASS C
-------------------------------------------------------------------------------
June                               5.25 cents      4.72 cents        4.72 cents

July                               5.25 cents      4.72 cents        4.72 cents

August                             5.25 cents      4.72 cents        4.72 cents

September                          5.25 cents      4.73 cents        4.72 cents

October                            5.25 cents      4.73 cents        4.72 cents

November                           5.25 cents      4.73 cents        4.72 cents

December                           5.22 cents      4.69 cents        4.68 cents

January                            5.22 cents      4.69 cents        4.68 cents

February                           5.22 cents      4.69 cents        4.68 cents

March                              5.12 cents      4.58 cents        4.57 cents

April                              5.12 cents      4.58 cents        4.57 cents

May                                5.12 cents      4.58 cents        4.57 cents

-------------------------------------------------------------------------------
TOTAL                             62.52 CENTS     56.16 CENTS       56.07 CENTS


We also sought to take advantage of the period's market volatility to book tax losses, which can be used to offset future net capital gains, increasing the portfolio's tax efficiency and potentially lowering shareholders' future capital gains tax liabilities. Largely as a result, we do not anticipate that the Fund will distribute a capital gain this calendar year.

Franklin New York Tax-Free Income Fund maintained broad sector diversification, which helped reduce the portfolio's exposure to risk and volatility that may have affected any one sector. At the end of the period, our largest allocations were prerefunded, bonds subject to government appropriations, transportation and hospital and health care issues.

Looking forward, we feel the Fund, with its strong tax-equivalent yield and low volatility, offers a solid fixed-income component for a well-diversified investment portfolio. As always, we appreciate your support, welcome your questions and comments and look forward to serving your investment needs in the years ahead.

Sincerely,

/s/ Charles B. Johnson

Charles B. Johnson
Chairman
Franklin New York Tax-Free Income Fund



/s/ Sheila Amoroso
Sheila Amoroso


/s/ Rafael R. Costas Jr.
Rafael R. Costas Jr.

Senior Vice Presidents and Co-Directors
Franklin Municipal Bond Department


--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of May 31, 2001, the end of the reporting period. The information provided is not a complete analysis of every aspect of any state, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

PERFORMANCE SUMMARY AS OF 5/31/01

Distributions and returns will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. All total returns include reinvested distributions at net asset value.

PRICE AND DISTRIBUTION INFORMATION

CLASS A                                 CHANGE      5/31/01       5/31/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)                   +$0.56       $11.62       $11.06
DISTRIBUTIONS (6/1/00-5/31/01)
Dividend Income                        $0.6252


CLASS B                                 CHANGE      5/31/01       5/31/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)                       +$0.57  $11.61        $11.04
DISTRIBUTIONS (6/1/00-5/31/01)
Dividend Income                            $0.5616

CLASS C                                 CHANGE      5/31/01     5/31/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)                   +$0.56      $11.62      $11.06
DISTRIBUTIONS (6/1/00-5/31/01)
Dividend Income                        $0.5607

PERFORMANCE

CLASS A                                          1-YEAR      5-YEAR     10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return(1)                       +10.97%      +36.34%    +98.10%

Average Annual Total Return(2)                   + 6.26%      + 5.47%    + 6.61%

Avg. Ann. Total Return (6/30/01)(3)              + 4.59%      + 5.41%    + 6.62%

Distribution Rate(4)                     5.06%

Taxable Equivalent Distribution Rate(5)  9.36%

30-Day Standardized Yield(6)             4.11%

Taxable Equivalent Yield(5)              7.60%


                                                                     INCEPTION
CLASS B                                                    1-YEAR     (1/1/99)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                                 +10.46%     + 9.14%

Average Annual Total Return(2)                             + 6.46%     + 2.54%

Avg. Ann. Total Return (6/30/01)(3)                        + 4.65%     + 2.70%


Distribution Rate(4)                          4.73%

Taxable Equivalent Distribution Rate(5)       8.75%

30-Day Standardized Yield(6)                  3.76%

Taxable Equivalent Yield(5)                   6.96%


                                                                        INCEPTION
CLASS C                                          1-YEAR       5-YEAR     (5/1/95)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                       +10.35%      +32.56%     +40.23%

Average Annual Total Return(2)                   + 8.27%      + 5.58%     + 5.53%

Avg. Ann. Total Return (6/30/01)(3)              + 6.49%      + 5.47%     + 5.55%


Distribution Rate(4)                     4.67%

Taxable Equivalent Distribution Rate(5)  8.64%

30-Day Standardized Yield(6)             3.71%

Taxable Equivalent Yield(5)              6.86%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.


4. Distribution rate is based on an annualization of the respective class's May dividend and the maximum offering price (NAV for Class B) per share on 5/31/01.


5. Taxable equivalent distribution rate and yield assume the published rates as of 1/24/01 for the maximum combined federal and New York state and City personal income tax bracket of 45.94%, based on the federal income tax rate of 39.6%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 5/31/01.


Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.

Past performance does not guarantee future results.

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge(s), Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvested interest. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index. The Consumer Price Index (CPI) is a commonly used measure of the inflation rate.


AVERAGE ANNUAL TOTAL RETURN

CLASS A                                                                  5/31/01
--------------------------------------------------------------------------------
1-Year                                                                   +6.26%

5-Year                                                                   +5.47%

10-Year                                                                  +6.61%

AVERAGE ANNUAL TOTAL RETURN

CLASS B                                                                  5/31/01
--------------------------------------------------------------------------------
1-Year                                                                   +6.46%

Since Inception (1/1/99)                                                 +2.54%


     Date        Franklin New York Tax-Free   Lehman Brothers Municipal   CPI(7)
                  Income Fund-Class A              Bond Index(7)
06/01/1991        $9,571                        $10,000                 $10,000
06/30/1991        $9,621       -0.10%           $9,990     0.29%        $10,029
07/31/1991        $9,769        1.22%          $10,112     0.15%        $10,044
08/31/1991        $9,909        1.32%          $10,245     0.29%        $10,073
09/30/1991       $10,094        1.30%          $10,379     0.44%        $10,117
10/31/1991       $10,173        0.90%          $10,472     0.15%        $10,133
11/30/1991       $10,233        0.28%          $10,501     0.29%        $10,162
12/31/1991       $10,349        2.15%          $10,727     0.07%        $10,169
01/31/1992       $10,347        0.23%          $10,752     0.15%        $10,184
02/29/1992       $10,360        0.03%          $10,755     0.36%        $10,221
03/31/1992       $10,447        0.03%          $10,758     0.51%        $10,273
04/30/1992       $10,590        0.89%          $10,854     0.14%        $10,288
05/31/1992       $10,755        1.18%          $10,982     0.14%        $10,302
06/30/1992       $10,948        1.68%          $11,166     0.36%        $10,339
07/31/1992       $11,304        3.00%          $11,501     0.21%        $10,361
08/31/1992       $11,194       -0.97%          $11,390     0.28%        $10,390
09/30/1992       $11,247        0.65%          $11,464     0.28%        $10,419
10/31/1992       $11,078       -0.98%          $11,352     0.35%        $10,455
11/30/1992       $11,345        1.79%          $11,555     0.14%        $10,470
12/31/1992       $11,496        1.02%          $11,673    -0.07%        $10,463
01/31/1993       $11,648        1.16%          $11,808     0.49%        $10,514
02/28/1993       $11,949        3.62%          $12,236     0.35%        $10,551
03/31/1993       $11,904       -1.06%          $12,106     0.35%        $10,588
04/30/1993       $11,969        1.01%          $12,228     0.28%        $10,617
05/31/1993       $12,115        0.56%          $12,297     0.14%        $10,632
06/30/1993       $12,311        1.67%          $12,502     0.14%        $10,647
07/31/1993       $12,316        0.13%          $12,518     0.00%        $10,647
08/31/1993       $12,546        2.08%          $12,779     0.28%        $10,677
09/30/1993       $12,682        1.14%          $12,924     0.21%        $10,699
10/31/1993       $12,706        0.19%          $12,949     0.41%        $10,743
11/30/1993       $12,605       -0.88%          $12,835     0.07%        $10,751
12/31/1993       $12,869        2.11%          $13,106     0.00%        $10,751
01/31/1994       $12,987        1.14%          $13,255     0.27%        $10,780
02/28/1994       $12,759       -2.59%          $12,912     0.34%        $10,816
03/31/1994       $12,393       -4.07%          $12,386     0.34%        $10,853
04/30/1994       $12,418        0.85%          $12,492     0.14%        $10,868
05/31/1994       $12,528        0.87%          $12,600     0.07%        $10,876
06/30/1994       $12,499       -0.61%          $12,523     0.34%        $10,913
07/31/1994       $12,664        1.83%          $12,753     0.27%        $10,942
08/31/1994       $12,732        0.35%          $12,797     0.40%        $10,986
09/30/1994       $12,583       -1.47%          $12,609     0.27%        $11,016
10/31/1994       $12,400       -1.78%          $12,385     0.07%        $11,024
11/30/1994       $12,116       -1.81%          $12,160     0.13%        $11,038
12/31/1994       $12,408        2.20%          $12,428     0.00%        $11,038
01/31/1995       $12,668        2.86%          $12,783     0.40%        $11,082
02/28/1995       $12,941        2.91%          $13,155     0.40%        $11,126
03/31/1995       $13,034        1.15%          $13,307     0.33%        $11,163
04/30/1995       $13,061        0.12%          $13,323     0.33%        $11,200
05/31/1995       $13,418        3.19%          $13,748     0.20%        $11,222
06/30/1995       $13,307       -0.87%          $13,628     0.20%        $11,245
07/31/1995       $13,379        0.95%          $13,758     0.00%        $11,245
08/31/1995       $13,522        1.27%          $13,932     0.26%        $11,274
09/30/1995       $13,590        0.63%          $14,020     0.20%        $11,297
10/31/1995       $13,786        1.45%          $14,223     0.33%        $11,334
11/30/1995       $13,984        1.66%          $14,459    -0.07%        $11,326
12/31/1995       $14,100        0.96%          $14,598    -0.07%        $11,318
01/31/1996       $14,157        0.76%          $14,709     0.59%        $11,385
02/29/1996       $14,035       -0.68%          $14,609     0.32%        $11,421
03/31/1996       $13,924       -1.28%          $14,422     0.52%        $11,481
04/30/1996       $13,898       -0.28%          $14,382     0.39%        $11,525
05/31/1996       $13,908       -0.04%          $14,376     0.19%        $11,547
06/30/1996       $14,051        1.09%          $14,533     0.06%        $11,554
07/31/1996       $14,172        0.90%          $14,663     0.19%        $11,576
08/31/1996       $14,169       -0.02%          $14,661     0.19%        $11,598
09/30/1996       $14,376        1.40%          $14,866     0.32%        $11,635
10/31/1996       $14,509        1.13%          $15,034     0.32%        $11,672
11/30/1996       $14,718        1.83%          $15,309     0.19%        $11,695
12/31/1996       $14,684       -0.42%          $15,245     0.00%        $11,695
01/31/1997       $14,718        0.19%          $15,274     0.32%        $11,732
02/28/1997       $14,841        0.92%          $15,414     0.31%        $11,768
03/31/1997       $14,707       -1.33%          $15,209     0.25%        $11,798
04/30/1997       $14,816        0.84%          $15,337     0.12%        $11,812
05/31/1997       $15,042        1.51%          $15,568    -0.06%        $11,805
06/30/1997       $15,165        1.07%          $15,735     0.12%        $11,819
07/31/1997       $15,562        2.77%          $16,171     0.12%        $11,833
08/31/1997       $15,477       -0.94%          $16,019     0.19%        $11,856
09/30/1997       $15,655        1.19%          $16,209     0.25%        $11,885
10/31/1997       $15,767        0.64%          $16,313     0.25%        $11,915
11/30/1997       $15,866        0.59%          $16,409    -0.06%        $11,908
12/31/1997       $16,080        1.46%          $16,649    -0.12%        $11,894
01/31/1998       $16,248        1.03%          $16,821     0.19%        $11,916
02/28/1998       $16,268        0.03%          $16,826     0.19%        $11,939
03/31/1998       $16,329        0.09%          $16,841     0.19%        $11,962
04/30/1998       $16,282       -0.45%          $16,765     0.18%        $11,983
05/31/1998       $16,521        1.58%          $17,030     0.18%        $12,005
06/30/1998       $16,610        0.39%          $17,096     0.12%        $12,019
07/31/1998       $16,645        0.25%          $17,139     0.12%        $12,033
08/31/1998       $16,860        1.55%          $17,405     0.12%        $12,048
09/30/1998       $17,046        1.25%          $17,622     0.12%        $12,062
10/31/1998       $17,066        0.00%          $17,622     0.24%        $12,091
11/30/1998       $17,113        0.35%          $17,684     0.00%        $12,091
12/31/1998       $17,140        0.25%          $17,728    -0.06%        $12,084
01/31/1999       $17,302        1.19%          $17,939     0.24%        $12,113
02/28/1999       $17,277       -0.44%          $17,860     0.12%        $12,128
03/31/1999       $17,324        0.14%          $17,885     0.30%        $12,164
04/30/1999       $17,371        0.25%          $17,930     0.73%        $12,253
05/31/1999       $17,302       -0.58%          $17,826     0.00%        $12,253
06/30/1999       $17,087       -1.44%          $17,569     0.00%        $12,253
07/31/1999       $17,135        0.36%          $17,632     0.30%        $12,290
08/31/1999       $16,947       -0.80%          $17,491     0.24%        $12,319
09/30/1999       $16,936        0.04%          $17,498     0.48%        $12,378
10/31/1999       $16,717       -1.08%          $17,309     0.18%        $12,400
11/30/1999       $16,885        1.06%          $17,493     0.06%        $12,408
12/31/1999       $16,748       -0.75%          $17,362     0.00%        $12,408
01/31/2000       $16,676       -0.44%          $17,285     0.30%        $12,445
02/29/2000       $16,878        1.16%          $17,486     0.59%        $12,519
03/31/2000       $17,249        2.18%          $17,867     0.82%        $12,621
04/30/2000       $17,145       -0.59%          $17,762     0.06%        $12,629
05/31/2000       $17,087       -0.52%          $17,669     0.12%        $12,644
06/30/2000       $17,479        2.65%          $18,137     0.52%        $12,710
07/31/2000       $17,670        1.39%          $18,390     0.23%        $12,739
08/31/2000       $17,908        1.54%          $18,673     0.00%        $12,739
09/30/2000       $17,849       -0.52%          $18,576     0.52%        $12,805
10/31/2000       $17,996        1.09%          $18,778     0.17%        $12,827
11/30/2000       $18,143        0.76%          $18,921     0.06%        $12,835
12/31/2000       $18,545        2.47%          $19,388    -0.06%        $12,827
01/31/2001       $18,660        0.99%          $19,580     0.63%        $12,908
02/28/2001       $18,760        0.32%          $19,643     0.40%        $12,959
03/31/2001       $18,924        0.90%          $19,820     0.23%        $12,989
04/30/2001       $18,812       -1.08%          $19,605     0.40%        $13,041
05/31/2001       $18,961        1.08%          $19,817     0.45%        $13,100



      Date               Franklin New York Tax-Free      Lehman Brothers Municipal        CPI(7)
                            Income Fund-Class B                Bond Index(7)
      01/01/1999         $10,000                          $10,000                        $10,000
      01/31/1999         $10,086            1.19%         $10,119          0.24%         $10,024
      02/28/1999         $10,067           -0.44%         $10,074          0.12%         $10,036
      03/31/1999         $10,090            0.14%         $10,089          0.30%         $10,066
      04/30/1999         $10,106            0.25%         $10,114          0.73%         $10,140
      05/31/1999         $10,062           -0.58%         $10,055          0.00%         $10,140
      06/30/1999          $9,932           -1.44%          $9,910          0.00%         $10,140
      07/31/1999          $9,955            0.36%          $9,946          0.30%         $10,170
      08/31/1999          $9,841           -0.80%          $9,866          0.24%         $10,194
      09/30/1999          $9,830            0.04%          $9,870          0.48%         $10,243
      10/31/1999          $9,698           -1.08%          $9,764          0.18%         $10,262
      11/30/1999          $9,790            1.06%          $9,867          0.06%         $10,268
      12/31/1999          $9,706           -0.75%          $9,793          0.00%         $10,268
      01/31/2000          $9,669           -0.44%          $9,750          0.30%         $10,299
      02/29/2000          $9,781            1.16%          $9,863          0.59%         $10,360
      03/31/2000          $9,983            2.18%         $10,078          0.82%         $10,444
      04/30/2000          $9,927           -0.59%         $10,019          0.06%         $10,451
      05/31/2000          $9,880           -0.52%          $9,967          0.12%         $10,463
      06/30/2000         $10,102            2.65%         $10,231          0.52%         $10,518
      07/31/2000         $10,217            1.39%         $10,373          0.23%         $10,542
      08/31/2000         $10,350            1.54%         $10,533          0.00%         $10,542
      09/30/2000         $10,302           -0.52%         $10,478          0.52%         $10,597
      10/31/2000         $10,391            1.09%         $10,592          0.17%         $10,615
      11/30/2000         $10,462            0.76%         $10,673          0.06%         $10,621
      12/31/2000         $10,690            2.47%         $10,936         -0.06%         $10,615
      01/31/2001         $10,751            0.99%         $11,045          0.63%         $10,682
      02/29/2001         $10,804            0.32%         $11,080          0.40%         $10,724
      03/31/2001         $10,893            0.90%         $11,180          0.23%         $10,749
      04/30/2001         $10,824           -1.08%         $11,059          0.40%         $10,792
      05/31/2001         $10,625            1.08%         $11,178          0.45%         $10,841

AVERAGE ANNUAL TOTAL RETURN

CLASS C                                                                  5/31/01
--------------------------------------------------------------------------------
1-Year                                                                   +8.27%

5-Year                                                                   +5.58%

Since Inception (5/1/95)                                                 +5.53%


    Date            Franklin New York       Lehman Brothers      CPI(7)
                     Tax-Free Income    Municipal Bond Index(7)
                       Fund-Class C
   05/01/1995     $9,896                 $10,000                $10,000
   05/31/1995    $10,147        3.19%    $10,319       0.20%    $10,020
   06/30/1995    $10,066       -0.87%    $10,229       0.20%    $10,040
   07/31/1995    $10,125        0.95%    $10,326       0.00%    $10,040
   08/31/1995    $10,219        1.27%    $10,458       0.26%    $10,066
   09/30/1995    $10,273        0.63%    $10,523       0.20%    $10,086
   10/31/1995    $10,408        1.45%    $10,676       0.33%    $10,120
   11/30/1995    $10,561        1.66%    $10,853      -0.07%    $10,112
   12/31/1995    $10,634        0.96%    $10,957      -0.07%    $10,105
   01/31/1996    $10,672        0.76%    $11,041       0.59%    $10,165
   02/29/1996    $10,583       -0.68%    $10,966       0.32%    $10,198
   03/31/1996    $10,485       -1.28%    $10,825       0.52%    $10,251
   04/30/1996    $10,460       -0.28%    $10,795       0.39%    $10,291
   05/31/1996    $10,466       -0.04%    $10,791       0.19%    $10,310
   06/30/1996    $10,578        1.09%    $10,908       0.06%    $10,316
   07/31/1996    $10,654        0.90%    $11,006       0.19%    $10,336
   08/31/1996    $10,647       -0.02%    $11,004       0.19%    $10,356
   09/30/1996    $10,797        1.40%    $11,158       0.32%    $10,389
   10/31/1996    $10,892        1.13%    $11,284       0.32%    $10,422
   11/30/1996    $11,043        1.83%    $11,491       0.19%    $10,442
   12/31/1996    $11,013       -0.42%    $11,443       0.00%    $10,442
   01/31/1997    $11,033        0.19%    $11,464       0.32%    $10,475
   02/28/1997    $11,120        0.92%    $11,570       0.31%    $10,508
   03/31/1997    $11,013       -1.33%    $11,416       0.25%    $10,534
   04/30/1997    $11,099        0.84%    $11,512       0.12%    $10,547
   05/31/1997    $11,253        1.51%    $11,686      -0.06%    $10,540
   06/30/1997    $11,349        1.07%    $11,811       0.12%    $10,553
   07/31/1997    $11,641        2.77%    $12,138       0.12%    $10,565
   08/31/1997    $11,562       -0.94%    $12,024       0.19%    $10,586
   09/30/1997    $11,699        1.19%    $12,167       0.25%    $10,612
   10/31/1997    $11,767        0.64%    $12,245       0.25%    $10,639
   11/30/1997    $11,836        0.59%    $12,317      -0.06%    $10,632
   12/31/1997    $12,000        1.46%    $12,497      -0.12%    $10,619
   01/31/1998    $12,109        1.03%    $12,626       0.19%    $10,640
   02/28/1998    $12,128        0.03%    $12,629       0.19%    $10,660
   03/31/1998    $12,168        0.09%    $12,641       0.19%    $10,680
   04/30/1998    $12,127       -0.45%    $12,584       0.18%    $10,699
   05/31/1998    $12,288        1.58%    $12,783       0.18%    $10,719
   06/30/1998    $12,349        0.39%    $12,832       0.12%    $10,731
   07/31/1998    $12,379        0.25%    $12,865       0.12%    $10,744
   08/31/1998    $12,533        1.55%    $13,064       0.12%    $10,757
   09/30/1998    $12,655        1.25%    $13,227       0.12%    $10,770
   10/31/1998    $12,674        0.00%    $13,227       0.24%    $10,796
   11/30/1998    $12,692        0.35%    $13,274       0.00%    $10,796
   12/31/1998    $12,716        0.25%    $13,307      -0.06%    $10,789
   01/31/1999    $12,829        1.19%    $13,465       0.24%    $10,815
   02/28/1999    $12,804       -0.44%    $13,406       0.12%    $10,828
   03/31/1999    $12,822        0.14%    $13,425       0.30%    $10,861
   04/30/1999    $12,862        0.25%    $13,458       0.73%    $10,940
   05/31/1999    $12,804       -0.58%    $13,380       0.00%    $10,940
   06/30/1999    $12,639       -1.44%    $13,187       0.00%    $10,940
   07/31/1999    $12,669        0.36%    $13,235       0.30%    $10,973
   08/31/1999    $12,524       -0.80%    $13,129       0.24%    $10,999
   09/30/1999    $12,510        0.04%    $13,134       0.48%    $11,052
   10/31/1999    $12,342       -1.08%    $12,992       0.18%    $11,072
   11/30/1999    $12,460        1.06%    $13,130       0.06%    $11,079
   12/31/1999    $12,353       -0.75%    $13,032       0.00%    $11,079
   01/31/2000    $12,294       -0.44%    $12,974       0.30%    $11,112
   02/29/2000    $12,437        1.16%    $13,125       0.59%    $11,177
   03/31/2000    $12,704        2.18%    $13,411       0.82%    $11,269
   04/30/2000    $12,622       -0.59%    $13,332       0.06%    $11,276
   05/31/2000    $12,573       -0.52%    $13,263       0.12%    $11,289
   06/30/2000    $12,855        2.65%    $13,614       0.52%    $11,348
   07/31/2000    $12,990        1.39%    $13,803       0.23%    $11,374
   08/31/2000    $13,159        1.54%    $14,016       0.00%    $11,374
   09/30/2000    $13,098       -0.52%    $13,943       0.52%    $11,433
   10/31/2000    $13,211        1.09%    $14,095       0.17%    $11,453
   11/30/2000    $13,301        0.76%    $14,202       0.06%    $11,460
   12/31/2000    $13,590        2.47%    $14,553      -0.06%    $11,453
   01/31/2001    $13,680        0.99%    $14,697       0.63%    $11,525
   02/29/2001    $13,735        0.32%    $14,744       0.40%    $11,571
   03/31/2001    $13,848        0.90%    $14,877       0.23%    $11,598
   04/30/2001    $13,772       -1.08%    $14,716       0.40%    $11,644
   05/31/2001    $13,878        1.08%    $14,875       0.45%    $11,696


7. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index includes about 40,000 bonds from across the country. All bonds included have a minimum credit rating of at least Baa and a maturity of at least two years, and have been issued within the last five years as part of a deal of over $50 million. Bonds subject to the alternative minimum tax or with floating or zero coupons are excluded. Bonds will be added and the index will be updated monthly with a one-month lag.

Past performance does not guarantee future results.                          15

Q&A


SPECIAL FEATURE:
MAKING SENSE OF DIVIDENDS


Frequently asked questions about the dividend policy of Franklin tax-free income funds.

Have you ever wondered how your fund earns tax-free income and how much of that income is actually paid to you? Or, have you questioned why your monthly dividends fluctuate? Below you'll find answers to these and other commonly asked questions about dividends paid by Franklin's tax-free funds.

Q. WHAT'S FRANKLIN TAX-FREE FUNDS' DIVIDEND POLICY AND HOW DOES IT AFFECT MY DIVIDEND PAYMENTS?

A. Franklin tax-free income funds attempt to set dividends on a quarterly basis. This means that once a quarter, in March, June, September and December, we establish a fixed dividend amount per share that the funds will distribute over the next three months. While the income the funds accrue varies day-to-day, we do our best to maintain this fixed dividend each quarter to provide our shareholders with a stable income stream.

--------------------------------------------------------------------------------
              NOT FDIC INSURED - MAY LOSE VALUE - NO BANK GUARANTEE
--------------------------------------------------------------------------------
                       NOT PART OF THE SHAREHOLDER REPORT

     As you know, our goal is to invest for high, current tax-free income. Franklin is one of the few fund companies that work to stabilize dividend payments for three months at a time. Many other tax-free funds distribute dividends on daily income they accrue each month; meaning their dividend payments can fluctuate every month.

Q. WHAT ARE THE SOURCES OF THE INCOME MY FUND DISTRIBUTES TO ME AS TAX-FREE DIVIDENDS?

A. Your fund earns tax-exempt interest income from its investments in municipal securities, or bonds. A municipal bond is an IOU issued by state and local government agencies to raise money to fund public projects. The issuing municipality makes interest payments to bondholders, in this case the fund, to compensate them for the use of their money until the bond is repaid.

     Franklin's tax-free funds pay you this investment income as tax-free dividends, less various operating expenses. As you know, these dividends are usually free from federal income taxes.* For a state-specific fund, they may also be free from that state's personal income taxes as well, to the extent dividends are earned from interest on that state's tax-free obligations.*

     Sometimes, the fund may also pay you accumulated dividends that were not previously distributed.

*Alternative minimum taxes may apply.

                       NOT PART OF THE SHAREHOLDER REPORT

Q.   WHAT OTHER FACTORS CAN AFFECT MY MONTHLY DIVIDENDS?

A. Generally, interest rates are the biggest determinant of a tax-free fund's earnings level and the amount of dividends paid to you. For example, when interest rates decline, a fund's investment earnings will decline, as cash flow into the fund must be invested at the lower rates. This means dividend payments will also decrease. However, since bond prices tend to move in the opposite direction of interest rates, your fund's net asset value (NAV) will tend to increase, causing your shares to appreciate in price. Similarly, when interest rates rise, the ability of the funds to increase their dividends will rise.

     Interest rate trends are primarily determined by economic factors such as inflation, strength of the U.S. dollar and the pace of economic growth. Strong economic growth can lead to inflation, and the Federal Reserve may raise interest rates to cool the economy, as we saw last year. On the other hand, if the economy slows down, the Federal Reserve may lower interest rates to stimulate economic growth, as happened earlier this year.

     Credit quality and maturity periods of the securities in a fund's portfolio also play a role in determining the amount of income available to distribute to shareholders, as explained below.

                       NOT PART OF THE SHAREHOLDER REPORT
18

Q.   WHY DO SOME TAX-FREE FUNDS PAY HIGHER DIVIDENDS THAN OTHERS?

A. Dividends are directly related to the composition of a fund's portfolio. First, the credit quality of securities held helps determine a fund's dividend payment ability. High-yield municipal bond funds, for example, can have higher dividend distributions than other tax-free funds. This is because they hold lower credit-quality municipal bonds that must pay higher yields than other securities to compensate investors for taking on additional risk. However, they're also subject to higher risk than funds that hold higher quality bonds in their portfolios.

     Similarly, long-term bond holdings in a fund's portfolio tend to pay higher interest income than short-term bonds to compensate for uncertainty associated with the future.

Q. HOW HAS THE CURRENT DECLINING INTEREST RATE ENVIRONMENT AFFECTED MONTHLY DIVIDEND PAYMENTS?

A. When interest rates decline, municipal bond issuers often "call," or redeem, their higher-yielding bonds and replace them with new, lower-yielding securities so they can reduce the amount of interest they have to pay on the debt. Most municipal bonds are callable within 10 to 12 years after they're issued. Because interest rates have generally been declining over the past 15 years, our funds are experiencing bond calls on older, higher-income securities.

                       NOT PART OF THE SHAREHOLDER REPORT

     Consequently, many of Franklin's tax-free funds have had to reinvest proceeds from these called bonds into lower-yielding bonds, resulting in lower earnings (dividends). Because funds can only pay out what they earn, many of our funds have had to reduce dividend payments.

     As you can see in the chart below, in the late 1980s and early 1990s, we were able to invest assets at approximately 8%. As these bonds matured or were called, we've had to reinvest the proceeds at approximately 5-3/8%. Because we cannot invest cash flow at the higher levels, we've had to reduce dividends. We continue to pay out the income we earn, but our earnings are lower today because we're reinvesting at a lower rate than was available 10-15 years ago.

     Many of the securities being called today have provided high levels of income over the past 10 years, as interest rates have trended down. Though we can't predict interest rate cycles, we'll continue to focus on producing the highest monthly tax-free income possible through our disciplined management approach.

     MONTHLY YIELDS OF BOND BUYER 40


  Date                              BondBuyer 40 Yields
 Jan 85                                   10.35%
 Feb 85                                   10.20%
 Mar 85                                   10.01%
 Apr 85                                    9.50%
 May 85                                    9.43%
 Jun 85                                    9.40%
 Jul 85                                    9.45%
 Aug 85                                    9.80%
 Sep 85                                    9.49%
 Oct 85                                    9.24%
 Nov 85                                    8.92%
 Dec 85                                    8.48%
 Jan 86                                    8.04%
 Feb 86                                    7.82%
 Mar 86                                    7.92%
 Apr 86                                    8.14%
 May 86                                    7.90%
 Jun 86                                    7.96%
 Jul 86                                    7.88%
 Aug 86                                    7.41%
 Sep 86                                    7.56%
 Oct 86                                    7.36%
 Nov 86                                    7.19%
 Dec 86                                    7.18%
 Jan 87                                    7.11%
 Feb 87                                    7.05%
 Mar 87                                    7.18%
 Apr 87                                    8.10%
 May 87                                    8.29%
 Jun 87                                    8.19%
 Jul 87                                    8.17%
 Aug 87                                    8.16%
 Sep 87                                    8.87%
 Oct 87                                    8.72%
 Nov 87                                    8.62%
 Dec 87                                    8.40%
 Jan 88                                    7.97%
 Feb 88                                    7.85%
 Mar 88                                    8.17%
 Apr 88                                    8.17%
 May 88                                    8.20%
 Jun 88                                    8.04%
 Jul 88                                    8.05%
 Aug 88                                    8.11%
 Sep 88                                    7.89%
 Oct 88                                    7.73%
 Nov 88                                    7.90%
 Dec 88                                    7.74%
 Jan 89                                    7.66%
 Feb 89                                    7.73%
 Mar 89                                    7.79%
 Apr 89                                    7.58%
 May 89                                    7.46%
 Jun 89                                    7.29%
 Jul 89                                    7.16%
 Aug 89                                    7.36%
 Sep 89                                    7.47%
 Oct 89                                    7.38%
 Nov 89                                    7.24%
 Dec 89                                    7.25%
 Jan 90                                    7.45%
 Feb 90                                    7.40%
 Mar 90                                    7.52%
 Apr 90                                    7.74%
 May 90                                    7.53%
 Jun 90                                    7.50%
 Jul 90                                    7.35%
 Aug 90                                    7.64%
 Sep 90                                    7.79%
 Oct 90                                    7.71%
 Nov 90                                    7.47%
 Dec 90                                    7.47%
 Jan 91                                    7.39%
 Feb 91                                    7.36%
 Mar 91                                    7.34%
 Apr 91                                    7.26%
 May 91                                    7.21%
 Jun 91                                    7.21%
 Jul 91                                    7.11%
 Aug 91                                    6.97%
 Sep 91                                    6.89%
 Oct 91                                    6.85%
 Nov 91                                    6.90%
 Dec 91                                    6.66%
 Jan 92                                    6.72%
 Feb 92                                    6.76%
 Mar 92                                    6.76%
 Apr 92                                    6.74%
 May 92                                    6.63%
 Jun 92                                    6.49%
 Jul 92                                    6.19%
 Aug 92                                    6.35%
 Sep 92                                    6.39%
 Oct 92                                    6.68%
 Nov 92                                    6.42%
 Dec 92                                    6.39%
 Jan 93                                    6.31%
 Feb 93                                    6.01%
 Mar 93                                    6.04%
 Apr 93                                    5.96%
 May 93                                    5.89%
 Jun 93                                    5.76%
 Jul 93                                    5.78%
 Aug 93                                    5.60%
 Sep 93                                    5.47%
 Oct 93                                    5.48%
 Nov 93                                    5.65%
 Dec 93                                    5.52%
 Jan 94                                    5.45%
 Feb 94                                    5.77%
 Mar 94                                    6.36%
 Apr 94                                    6.37%
 May 94                                    6.40%
 Jun 94                                    6.47%
 Jul 94                                    6.33%
 Aug 94                                    6.36%
 Sep 94                                    6.58%
 Oct 94                                    6.85%
 Nov 94                                    7.16%
 Dec 94                                    6.92%
 Jan 95                                    6.66%
 Feb 95                                    6.42%
 Mar 95                                    6.37%
 Apr 95                                    6.35%
 May 95                                    6.10%
 Jun 95                                    6.28%
 Jul 95                                    6.19%
 Aug 95                                    6.11%
 Sep 95                                    6.07%
 Oct 95                                    5.91%
 Nov 95                                    5.74%
 Dec 95                                    5.56%
 Jan 96                                    5.57%
 Feb 96                                    5.71%
 Mar 96                                    5.96%
 Apr 96                                    6.05%
 May 96                                    6.09%
 Jun 96                                    6.01%
 Jul 96                                    5.98%
 Aug 96                                    6.02%
 Sep 96                                    5.89%
 Oct 96                                    5.83%
 Nov 96                                    5.66%
 Dec 96                                    5.72%
 Jan 97                                    5.82%
 Feb 97                                    5.76%
 Mar 97                                    5.95%
 Apr 97                                    5.89%
 May 97                                    5.74%
 Jun 97                                    5.69%
 Jul 97                                    5.40%
 Aug 97                                    5.55%
 Sep 97                                    5.47%
 Oct 97                                    5.40%
 Nov 97                                    5.36%
 Dec 97                                    5.25%
 Jan 98                                    5.19%
 Feb 98                                    5.24%
 Mar 98                                    5.27%
 Apr 98                                    5.39%
 May 98                                    5.22%
 Jun 98                                    5.22%
 Jul 98                                    5.26%
 Aug 98                                    5.11%
 Sep 98                                    4.99%
 Oct 98                                    5.13%
 Nov 98                                    5.10%
 Dec 98                                    5.16%
 Jan 99                                    5.09%
 Feb 99                                    5.17%
 Mar 99                                    5.23%
 Apr 99                                    5.28%
 May 99                                    5.37%
 Jun 99                                    5.53%
 Jul 99                                    5.59%
 Aug 99                                    5.78%
 Sep 99                                    5.89%
 Oct 99                                    6.08%
 Nov 99                                    6.12%
 Dec 99                                    6.22%
 Jan 00                                    6.31%
 Feb 00                                    6.17%
 Mar 00                                    5.94%
 Apr 00                                    6.00%
 May 00                                    6.13%
 Jun 00                                    5.91%
 Jul 00                                    5.79%
 Aug 00                                    5.72%
 Sep 00                                    5.82%
 Oct 00                                    5.74%
 Nov 00                                    5.75%
 Dec 00                                    5.47%
 Jan 01                                    5.45%
 Feb 01                                    5.40%
 Mar 01                                    5.30%
 Apr 01                                    5.49%
 May 01                                    5.42%

Source: S&P Micropal (Bond Buyer 40, as of 5/31/01).
One cannot invest in an index; indexes are unmanaged.


                       NOT PART OF THE SHAREHOLDER REPORT
20

Q.   WHAT OTHER TYPES OF INCOME CAN MY FUND DISTRIBUTE?

A. Your fund also earns income from short- and long-term capital gains, which are taxable to shareholders, whether you reinvest them or receive them as cash. Though we work to reduce capital gains, in periods of sustained low interest rates, they are often unavoidable.

     While short-term capital gains (on securities held in a portfolio for 12 months or less) are treated as ordinary income distributions and taxed at regular income tax rates, long-term capital gains (on securities held in a portfolio for more than 12 months) are taxed at lower rates. Sometimes, a fund may invest part of its portfolio in private activity bonds, which are basically municipal bonds issued to finance private activity. Interest earned from such bonds is exempt from federal income tax, but it's a preference item when calculating your alternative minimum tax (AMT) liability. So, as required by the Internal Revenue Code, this income must be added to your regular tax income to calculate your AMT income and AMT tax liability, if any.

     In case your fund makes any capital gains distributions, you can find the exact amount of the distributions on your Form 1099. For complete information on your tax liabilities, we suggest you consult a qualified tax professional.


                                                                  DIVQ INS 07/01

                       NOT PART OF THE SHAREHOLDER REPORT

MUNICIPAL BOND RATINGS


MOODY'S(R)

Aaa: Best quality. They carry the smallest degree of investment risk and generally are referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: High quality by all standards. Together with the Aaa group, they comprise what generally are known as high-grade bonds. Aa bonds are rated lower than Aaa because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements which make the long-term risks appear larger.

A: Possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

Ba: Contain speculative elements. Often the protection of interest and principal payments may be very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Poor standing. Such issues may be in default, or elements of danger with respect to principal or interest may be present.

Ca: Obligations that are highly speculative. Such issues are often in default or have other marked shortcomings.

C: Lowest-rated class of bonds. Issues rated C can be regarded as having extremely poor prospects of ever attaining any real investment standing.


S&P(R)

AAA: The highest rating assigned by S&P to a debt obligation and indicates the ultimate degree of protection as to principal and interest.

AA: Also qualify as high-grade obligations, and, in the majority of instances, differ from AAA issues only in a small degree.

A: Generally regarded as upper medium-grade. They have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe.

BBB: Regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC: Regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds likely will have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: Reserved for income bonds on which no interest is being paid.

D: In default, and payment of interest and/or repayment of principal is in arrears.

FRANKLIN NEW YORK TAX-FREE INCOME FUND
Financial Highlights



                                                                                     CLASS A
                                                   -------------------------------------------------------------------------
                                                                                YEAR ENDED MAY 31,
                                                   -------------------------------------------------------------------------
                                                      2001           2000            1999            1998             1997
                                                   -------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year                 $    11.06     $    11.91      $    12.08      $    11.66      $    11.46
                                                   -------------------------------------------------------------------------
Income from investment operations:
 Net investment income(a)                                 .62            .64             .64             .66             .68
 Net realized and unrealized gains (losses)               .57           (.79)           (.08)            .45             .23
                                                   -------------------------------------------------------------------------
Total from investment operations                         1.19           (.15)            .56            1.11             .91
                                                   -------------------------------------------------------------------------
Less distributions from:
 Net investment income                                   (.63)          (.63)           (.64)           (.66)           (.68)
 Net realized gains                                        --           (.07)           (.09)           (.03)           (.03)
                                                   -------------------------------------------------------------------------
Total distributions                                      (.63)          (.70)           (.73)           (.69)           (.71)
                                                   -------------------------------------------------------------------------
Net asset value, end of year                       $    11.62     $    11.06      $    11.91      $    12.08      $    11.66
                                                   =========================================================================

Total return(b)                                         10.97%         (1.24)%          4.73%           9.83%           8.16%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)                    $4,483,909     $4,219,849      $4,847,001      $4,824,135      $4,704,745
Ratios to average net assets:
 Expenses                                                 .60%           .60%            .59%            .58%            .59%
 Net investment income                                   5.39%          5.64%           5.30%           5.57%           5.87%
Portfolio turnover rate                                  7.83%         24.61%          13.34%          18.51%          11.18%

(a)  Based on average shares outstanding effective year ended May 31, 2000.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

FRANKLIN NEW YORK TAX-FREE INCOME FUND
Financial Highlights (continued)

                                                                       CLASS B
                                                   ----------------------------------------------
                                                                  YEAR ENDED MAY 31,
                                                   ----------------------------------------------
                                                      2001              2000             1999(c)
                                                   ----------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year                 $    11.04        $    11.89        $    12.06
                                                   ----------------------------------------------
Income from investment operations:
 Net investment income(a)                                 .55               .57               .77
 Net realized and unrealized gains (losses)               .58              (.78)             (.70)
                                                   ----------------------------------------------
Total from investment operations                         1.13              (.21)              .07
                                                   ----------------------------------------------
Less distributions from:
 Net investment income                                   (.56)             (.57)             (.24)
 Net realized gains                                        --              (.07)               --
                                                   ----------------------------------------------
Total distributions                                      (.56)             (.64)             (.24)
                                                   ----------------------------------------------
Net asset value, end of year                       $    11.61        $    11.04        $    11.89
                                                   ==============================================
Total return(b)                                         10.46%            (1.80)%             .62%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)                    $   87,697        $   40,874        $   19,059
Ratios to average net assets:
 Expenses                                                1.16%             1.17%             1.16%(d)
 Net investment income                                   4.80%             5.08%             4.72%(d)
Portfolio turnover rate                                  7.83%            24.61%            13.34%

(a)  Based on average shares outstanding effective year ended May 31, 2000.

(b) Total return does not reflect contingent deferred sales charge, and is not annualized for periods less than one year.

(c)  For the period January 1, 1999 (effective date) to May 31, 1999.

(d)  Annualized.

FRANKLIN NEW YORK TAX-FREE INCOME FUND
Financial Highlights (continued)

                                                                             CLASS C
                                                   ------------------------------------------------------------
                                                                         YEAR ENDED MAY 31,
                                                   ------------------------------------------------------------
                                                      2001        2000         1999         1998         1997
                                                   ------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year                 $  11.06     $  11.91     $  12.07     $  11.65      $ 11.45
                                                   ------------------------------------------------------------
Income from investment operations:
 Net investment income(a)                               .55          .57          .62          .59          .63
 Net realized and unrealized gains (losses)             .57         (.78)        (.12)         .45          .21
                                                   ------------------------------------------------------------
Total from investment operations                       1.12         (.21)         .50         1.04          .84
                                                   ------------------------------------------------------------
Less distributions from:
 Net investment income                                 (.56)        (.57)        (.57)        (.59)        (.61)
 Net realized gains                                      --         (.07)        (.09)        (.03)        (.03)
                                                   ------------------------------------------------------------
Total distributions                                    (.56)        (.64)        (.66)        (.62)        (.64)
                                                   ------------------------------------------------------------
Net asset value, end of year                       $  11.62     $  11.06     $  11.91     $  12.07      $ 11.65
                                                   ============================================================

Total return(b)                                       10.35%       (1.80)%       4.20%        9.20%        7.52%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)                    $146,824     $119,302     $139,756     $108,686      $74,195
Ratios to average net assets:
 Expenses                                              1.16%        1.17%        1.16%        1.16%        1.17%
 Net investment income                                 4.82%        5.07%        4.73%        4.98%        5.30%
Portfolio turnover rate                                7.83%       24.61%       13.34%       18.51%       11.18%

(a)  Based on average shares outstanding effective year ended May 31, 2000.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.


                       See notes to financial statements.

FRANKLIN NEW YORK TAX-FREE INCOME FUND

STATEMENT OF INVESTMENTS, MAY 31, 2001


                                                                                           PRINCIPAL
                                                                                             AMOUNT                VALUE
------------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS 98.3%
 BONDS 95.8%
 Albany Housing Authority Limited Obligation, Refunding, 6.25%, 10/01/12 .....        $    5,250,000        $    5,684,805
 Albany IDA, Civic Facility Revenue,
    Albany Medical Center Project, 6.00%, 5/01/19 ............................             1,270,000             1,134,275
    Albany Medical Center Project, 6.00%, 5/01/29 ............................             1,460,000             1,225,991
    St. Rose Project, Series A, AMBAC Insured, 5.375%, 7/01/31 ...............             2,750,000             2,760,093
 Albany Parking Authority Revenue, Refunding, Series A, 6.85%, 11/01/12 ......             1,610,000             1,687,586
 Amherst IDA, Civic Facility Revenue, University of Buffalo Foundation,
    Faculty Student Housing,
    Series A, AMBAC Insured, 5.125%, 8/01/20 .................................             1,410,000             1,397,169
    Series A, AMBAC Insured, 5.25%, 8/01/31 ..................................             5,055,000             5,001,771
    Series B, AMBAC Insured, 5.625%, 8/01/20 .................................             1,690,000             1,755,893
    Series B, AMBAC Insured, 5.75%, 8/01/25 ..................................             3,050,000             3,219,489
    Series B, AMBAC Insured, 5.75%, 8/01/30 ..................................             3,440,000             3,625,175
    Series B, AMBAC Insured, 5.25%, 8/01/31 ..................................             1,000,000               989,470
 Auburn IDA, MFR, Auburn Memorial Home, 6.50%, 2/01/34 .......................             5,530,000             5,767,292
 Batavia Housing Authority Mortgage Revenue, Washington Towers, Refunding,
  Series A, 6.50%, 1/01/23 ...................................................             1,000,000             1,020,610
 Battery Park City Authority Revenue, Refunding, Series A, 5.80%, 11/01/22 ...            68,795,000            70,181,219
 Bethany Retirement Home Inc. Mortgage Loan Revenue, FHA Insured,
  7.50%, 2/01/34 .............................................................             8,160,000             8,912,678
 Clinton County COP, Correctional Facilities Project, 8.125%, 8/01/17 ........             5,375,000             6,771,748
 Cortland County IDA, Civic Facility Revenue, Cortland Memorial Hospital
  Inc. Project, 6.25%, 7/01/24 ...............................................             6,400,000             6,092,480
 Dutchess County IDA, Civic Facility Revenue, Vassar College Project,
  5.35%, 9/01/40 .............................................................            16,000,000            15,715,200
 Franklin County COP, Court House Redevelopment Project, 8.125%, 8/01/06 .....             3,890,000             4,244,262
 Franklin County IDA, Lease Revenue, County Correctional Facility Project,
  6.75%, 11/01/12 ............................................................             4,790,000             4,974,223
 Guam Airport Authority Revenue, Series A, 6.50%, 10/01/23 ...................             5,385,000             5,660,443
 Guam Power Authority Revenue, Series A, Pre-Refunded,
    6.625%, 10/01/14 .........................................................             2,900,000             3,254,873
    6.75%, 10/01/24 ..........................................................            25,500,000            28,719,885
 Hamilton Elderly Housing Corp. Mortgage Revenue, Hamilton Apartments
  Project, 11.25%, 1/01/15 ...................................................             1,215,000             1,242,350
 Ilion Elderly Housing Corp. Mortgage Revenue, Section 8 Housing
  Assistance Revenue, 7.25%, 7/01/09 .........................................             1,665,000             1,668,896
 Long Island Power Authority Electric System Revenue, Refunding, Series A,
    5.00%, 12/01/18 ..........................................................            10,000,000             9,907,900
    5.75%, 12/01/24 ..........................................................            15,000,000            15,380,550
    5.50%, 12/01/29 ..........................................................            17,065,000            17,064,829
    AMBAC Insured, 5.25%, 12/01/26 ...........................................             5,000,000             4,986,050
    FSA Insured, 5.125%, 12/01/22 ............................................            28,210,000            27,830,293
    MBIA Insured, 5.75%, 12/01/24 ............................................            15,060,000            15,717,218
    MBIA Insured, 5.25%, 12/01/26 ............................................             9,000,000             8,974,890
 Monroe County IDAR, Civic Facilities, De Paul Community Facilities,
  6.50%, 2/01/24 .............................................................             1,285,000             1,357,782
 Monroe County Water Authority Water Revenue,
    5.15%, 8/01/22 ...........................................................             1,000,000               991,030
    5.25%, 8/01/36 ...........................................................             2,250,000             2,207,363
 MTA Commuter Facilities Revenue,
    Series 8, 5.50%, 7/01/21 .................................................             5,000,000             5,074,600
    Series A, 6.00%, 7/01/24 .................................................             5,575,000             5,964,247
    Series A, 5.25%, 7/01/28 .................................................            18,300,000            18,013,422
    Series A, 6.125%, 7/01/29 ................................................             9,625,000            10,343,121
    Series A, FGIC Insured, 5.25%, 7/01/28 ...................................             8,655,000             8,654,654
    Series A, MBIA Insured, 5.625%, 7/01/27 ..................................            10,000,000            10,237,100

FRANKLIN NEW YORK TAX-FREE INCOME FUND

                                                                                           PRINCIPAL
                                                                                             AMOUNT                VALUE
------------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 MTA Commuter Facilities Revenue, (cont.)
    Series A, Pre-Refunded, 6.50%, 7/01/24 ...................................        $   35,620,000        $   39,483,701
    Series C-1, FGIC Insured, 5.375%, 7/01/27 ................................            19,100,000            19,204,668
    Series R, 5.50%, 7/01/17 .................................................             2,000,000             2,053,060
 MTA Dedicated Tax Fund Revenue, Series A,
    FGIC Insured, 6.00%, 4/01/30 .............................................            27,260,000            29,405,089
    FSA Insured, 5.00%, 4/01/29 ..............................................            25,800,000            25,006,908
    MBIA Insured, 5.25%, 4/01/26 .............................................            20,500,000            20,511,480
 MTA Service Contract Revenue,
    Commuter Facilities, Refunding, Series 5, 6.50%, 7/01/16 .................            17,470,000            17,843,509
    Commuter Facilities, Refunding, Series 5, 6.00%, 7/01/18 .................             2,740,000             2,742,137
    Commuter Facilities, Refunding, Series N, 7.125%, 7/01/09 ................            24,160,000            25,493,632
    Commuter Facilities, Series 5, 7.00%, 7/01/12 ............................            31,605,000            32,303,154
    Transit Facilities, Refunding, Series 5, 7.00%, 7/01/12 ..................            30,935,000            31,618,354
    Transit Facilities, Refunding, Series 5, 6.50%, 7/01/16 ..................            40,495,000            41,360,783
    Transit Facilities, Refunding, Series 5, 6.00%, 7/01/18 ..................             7,725,000             7,731,026
    Transit Facilities, Refunding, Series N, 7.125%, 7/01/09 .................            12,625,000            13,321,900
    Transit Facilities, Series 6, Pre-Refunded, 7.00%, 7/01/09 ...............             2,000,000             2,046,240
 MTA Transit Facilities Revenue, Series A,
    6.00%, 7/01/24 ...........................................................             7,000,000             7,488,740
    6.125%, 7/01/29 ..........................................................            11,595,000            12,460,103
    FSA Insured, 5.50%, 7/01/22 ..............................................            16,170,000            16,358,219
    FSA Insured, 5.625%, 7/01/27 .............................................            14,440,000            14,668,585
    FSA Insured, Pre-Refunded, 6.10%, 7/01/21 ................................            15,000,000            16,996,650
    MBIA Insured, 5.625%, 7/01/25 ............................................             8,000,000             8,200,240
 Nassau County Tobacco Settlement Corp., Asset Backed, Series A,
  6.50%, 7/15/27 .............................................................            25,000,000            25,812,500
 Nassau Health Care Corp. Health System Revenue, Nassau County Guaranteed,
  FSA Insured, 5.75%, 8/01/29 ................................................            36,040,000            37,585,756
 New Rochelle Municipal Housing Authority Revenue, Series A,
  5.55%, 12/01/14 ............................................................             6,090,000             6,123,617
 New York City GO,
    Pre-Refunded, 7.00%, 2/01/17 .............................................             6,500,000             6,782,425
    Refunding, Series A, FSA Insured, 6.00%, 5/15/30 .........................             6,250,000             6,750,375
    Refunding, Series F, 5.875%, 8/01/24 .....................................             7,000,000             7,266,070
    Refunding, Series H, 6.125%, 8/01/25 .....................................             5,000,000             5,328,650
    Series 1992, Rite 1, Pre-Refunded, 7.00%, 10/01/11 .......................            12,750,000            13,632,683
    Series A, 7.75%, 8/15/14 .................................................               135,000               137,967
    Series A, 6.25%, 8/01/17 .................................................             2,675,000             2,863,775
    Series A, Pre-Refunded, 7.75%, 8/15/13 ...................................             2,000,000             2,049,740
    Series A, Pre-Refunded, 7.75%, 8/15/14 ...................................             9,865,000            10,110,343
    Series A-1, 6.625%, 8/01/25 ..............................................            13,360,000            14,319,916
    Series A-1, Pre-Refunded, 6.625%, 8/01/25 ................................             3,640,000             4,119,752
    Series B, 7.00%, 2/01/18 .................................................             1,245,000             1,286,122
    Series B, Pre-Refunded, 7.75%, 2/01/10 ...................................             2,000,000             2,095,920
    Series B, Pre-Refunded, 7.75%, 2/01/11 ...................................             5,000,000             5,239,800
    Series B, Pre-Refunded, 7.75%, 2/01/12 ...................................               500,000               524,145
    Series B, Pre-Refunded, 7.75%, 2/01/13 ...................................             1,875,000             1,965,544
    Series B, Pre-Refunded, 7.75%, 2/01/14 ...................................            10,950,000            11,475,162
    Series B, Pre-Refunded, 7.00%, 6/01/14 ...................................             6,725,000             6,825,875

FRANKLIN NEW YORK TAX-FREE INCOME FUND

                                                                                           PRINCIPAL
                                                                                             AMOUNT                VALUE
------------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 New York City GO, (cont.)
    Series B, Pre-Refunded, 7.75%, 2/01/15 ...................................        $   22,610,000        $   23,701,837
    Series B, Pre-Refunded, 7.00%, 6/01/15 ...................................             4,250,000             4,313,750
    Series B, Pre-Refunded, 6.75%, 10/01/15 ..................................             1,500,000             1,599,015
    Series B, Pre-Refunded, 7.00%, 2/01/18 ...................................               240,000               250,349
    Series B, Pre-Refunded, 6.00%, 8/15/26 ...................................               915,000             1,028,616
    Series B, Sub Series B-1, Pre-Refunded, 7.00%, 8/15/16 ...................             2,000,000             2,245,040
    Series B, Sub Series B-1, Pre-Refunded, 7.50%, 8/15/20 ...................            10,000,000            11,359,400
    Series C, 7.00%, 2/01/12 .................................................               705,000               708,278
    Series C, Pre-Refunded, 7.20%, 8/15/14 ...................................             4,000,000             4,035,560
    Series C, Sub Series C-1, 7.00%, 8/01/16 .................................                10,000                10,455
    Series C, Sub Series C-1, Pre-Refunded, 7.00%, 8/01/16 ...................             4,490,000             4,773,274
    Series D, 8.00%, 8/01/17 .................................................                 5,000                 5,104
    Series D, 7.50%, 2/01/18 .................................................                40,000                41,449
    Series D, 5.125%, 8/01/19 ................................................             1,985,000             1,949,210
    Series D, 5.25%, 8/01/21 .................................................            14,500,000            14,339,050
    Series D, FGIC Insured, 5.25%, 8/01/21 ...................................             5,355,000             5,361,640
    Series D, Pre-Refunded, 8.25%, 8/01/13 ...................................             4,820,000             4,933,656
    Series D, Pre-Refunded, 8.00%, 8/01/17 ...................................             3,675,000             3,760,223
    Series D, Pre-Refunded, 7.50%, 2/01/18 ...................................               160,000               167,469
    Series F, Pre-Refunded, 8.40%, 11/15/08 ..................................             7,500,000             7,801,950
    Series F, Pre-Refunded, 8.40%, 11/15/09 ..................................             3,350,000             3,484,871
    Series F, Pre-Refunded, 6.625%, 2/15/25 ..................................            11,240,000            12,558,002
    Series G, 6.00%, 10/15/26 ................................................             9,815,000            10,404,194
    Series G, Pre-Refunded, 6.00%, 10/15/26 ..................................                85,000                96,195
    Series H, 7.20%, 2/01/15 .................................................                 5,000                 5,169
    Series H, 7.00%, 2/01/16 .................................................               300,000               309,732
    Series H, 7.00%, 2/01/18 .................................................               160,000               165,285
    Series H, FSA Insured, 5.375%, 8/01/27 ...................................             8,510,000             8,549,061
    Series H, MBIA Insured, 5.125%, 8/01/25 ..................................             4,000,000             3,910,280
    Series H, Pre-Refunded, 7.20%, 2/01/13 ...................................            10,000,000            10,444,100
    Series H, Pre-Refunded, 7.20%, 2/01/14 ...................................             4,000,000             4,177,640
    Series H, Pre-Refunded, 7.20%, 2/01/15 ...................................             4,595,000             4,800,580
    Series H, Pre-Refunded, 7.00%, 2/01/16 ...................................             2,200,000             2,294,864
    Series H, Pre-Refunded, 7.00%, 2/01/18 ...................................             4,065,000             4,241,624
    Series I, 6.25%, 4/15/27 .................................................             4,430,000             4,731,860
    Series I, Pre-Refunded, 6.25%, 4/15/27 ...................................             5,070,000             5,760,433
    Series K, Pre-Refunded, 6.25%, 4/01/26 ...................................             9,000,000            10,151,730
    Unlimited, Series A, Pre-Refunded, 7.75%, 8/15/15 ........................             1,400,000             1,434,818
    Unlimited, Series B, Pre-Refunded, 7.00%, 6/01/13 ........................               360,000               365,400
 New York City HDC, MFMR,
    Refunding, Series A, FHA Insured, 6.55%, 10/01/15 ........................            19,450,000            20,256,786
    Series A, FHA Insured, 6.55%, 4/01/18 ....................................            10,000,000            10,388,200
    Series A, FHA Insured, 6.60%, 4/01/30 ....................................            51,500,000            53,397,260
 New York City Health and Hospital Corp. Revenue, Series A,
    Pre-Refunded, 6.30%, 2/15/20 .............................................            34,635,000            37,190,370
    College of New Rochelle, 5.80%, 9/01/26 ..................................             1,500,000             1,518,450
    Federation Protestant Welfare, 6.95%, 11/01/11 ...........................             2,185,000             2,237,921

FRANKLIN NEW YORK TAX-FREE INCOME FUND

                                                                                           PRINCIPAL
                                                                                             AMOUNT                VALUE
------------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 New York City IDA, Civic Facility Revenue,
    The Lighthouse Inc. Project, Pre-Refunded, 6.50%, 7/01/22 ................        $    8,000,000        $    8,478,800
    New York Blood Center Inc. Project, Pre-Refunded, 7.20%, 5/01/12 .........             4,000,000             4,419,320
    New York Blood Center Inc. Project, Pre-Refunded, 7.25%, 5/01/22 .........             7,000,000             7,753,620
    St. Christopher Ottilie Project, 7.50%, 7/01/21 ..........................             2,500,000             2,554,850
 New York City Municipal Water Finance Authority Water and Sewer
    System Revenue,
    Refunding, 6.75%, 6/15/17 ................................................            18,100,000            18,506,526
    Refunding, Series A, 7.10%, 6/15/12 ......................................             5,700,000             5,851,620
    Refunding, Series A, 6.75%, 6/15/16 ......................................             1,400,000             1,432,256
    Refunding, Series A, 6.25%, 6/15/21 ......................................               990,000               998,504
    Refunding, Series B, FGIC Insured, 5.125%, 6/15/30 .......................             4,000,000             3,896,800
    Series A, 5.75%, 6/15/30 .................................................            41,190,000            43,040,667
    Series A, FGIC Insured, 5.75%, 6/15/31 ...................................            19,315,000            20,239,416
    Series A, FGIC Insured, 5.50%, 6/15/32 ...................................            11,655,000            11,861,527
    Series A, Pre-Refunded, 7.10%, 6/15/12 ...................................            30,000,000            30,336,900
    Series A, Pre-Refunded, 7.00%, 6/15/15 ...................................             2,875,000             2,907,200
    Series B, 5.75%, 6/15/26 .................................................            24,455,000            25,412,902
    Series B, 5.875%, 6/15/26 ................................................            10,250,000            10,668,405
    Series B, 6.10%, 6/15/31 .................................................            25,000,000            27,214,000
    Series B, 6.00%, 6/15/33 .................................................            16,300,000            17,863,007
    Series B, MBIA Insured, 5.50%, 6/15/27 ...................................            32,620,000            33,131,808
    Series B, Pre-Refunded, 6.375%, 6/15/22 ..................................            20,000,000            20,965,800
 New York City Transitional Finance Authority Revenue, Future Tax Secured,
 b) Refunding, Series C, 5.50%, 11/01/29 .....................................            13,660,000            13,928,692
    Refunding, Series C-A, 5.50%, 11/01/24 ...................................            16,800,000            17,186,568
    Series A, 5.125%, 8/15/21 ................................................            14,935,000            14,758,020
    Series A, 5.625%, 2/15/26 ................................................            20,000,000            20,639,200
    Series A, 5.00%, 8/15/27 .................................................            26,915,000            25,849,973
    Series A, 6.00%, 8/15/29 .................................................            29,000,000            31,202,260
    Series B, 6.00%, 11/15/29 ................................................            15,000,000            16,212,150
    Series C, 5.50%, 5/01/25 .................................................            10,000,000            10,213,900
    Series C, 5.00%, 5/01/29 .................................................            13,870,000            13,247,098
    Series C, MBIA Insured, 5.00%, 5/01/29 ...................................             3,635,000             3,476,878
 New York City Transportation Authority MTA, Triborough COP, Series A,
  AMBAC Insured, 5.25%, 1/01/29 ..............................................            79,840,000            79,376,130
 New York State Commissioner General Services People of the State of
  New York Certificate of Lease Assignment,
    5.70%, 3/01/29 ...........................................................            76,669,936            71,807,529
    5.75%, 3/01/29 ...........................................................            37,109,418            35,000,490
 New York State COP, Hanson Redevelopment Project,
    8.25%, 11/01/01 ..........................................................               980,000             1,000,521
    8.375%, 5/01/08 ..........................................................            18,045,000            21,092,620
 New York State Dormitory Authority Lease Revenue,
    Court Facilities, 6.00%, 5/15/39 .........................................            58,245,000            62,777,043
    State University Dormitory Facilities, Series A, 6.00%, 7/01/30 ..........             5,750,000             6,201,778
    State University Dormitory Facilities, Series B, MBIA Insured,
     5.125%, 7/01/28 .........................................................             4,800,000             4,686,528
    State University Dormitory Facilities, Series C, MBIA Insured,
     5.50%, 7/01/19 ..........................................................             5,090,000             5,260,770
    State University Dormitory Facilities, Series C, MBIA Insured,
     5.50%, 7/01/29 ..........................................................             9,250,000             9,435,925

FRANKLIN NEW YORK TAX-FREE INCOME FUND

                                                                                           PRINCIPAL
                                                                                             AMOUNT                VALUE
------------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 New York State Dormitory Authority Revenue,
    Bishop Henry B. Hucles Nursing Home, 6.00%, 7/01/24 ......................        $    2,545,000        $    2,615,598
    Buena Vida Nursing Home, Series A, 5.25%, 7/01/28 ........................             4,730,000             4,570,741
    City University System Consolidated, FGIC Insured, 5.25%, 7/01/25 ........             4,100,000             4,094,260
    City University System Consolidated, Fourth General, Series A,
     FGIC Insured, 5.25%, 7/01/30 ............................................            11,105,000            11,038,925
    City University System Consolidated, Refunding, FGIC Insured,
     5.375%, 7/01/24 .........................................................            14,300,000            14,421,550
    City University System Consolidated, Second General, Refunding,
     Series A, 6.00%, 7/01/17 ................................................            10,215,000            10,784,793
    City University System Consolidated, Series 1, MBIA Insured,
     5.125%, 7/01/27 .........................................................             6,680,000             6,534,042
    City University System Consolidated, Series C, 7.50%, 7/01/10 ............            14,900,000            17,504,818
    City University System Consolidated, Series D, 7.00%, 7/01/09 ............             3,430,000             3,868,148
    City University System Consolidated, Third General, Refunding,
     Series A, 6.00%, 7/01/16 ................................................            23,185,000            24,531,353
    City University System Consolidated, Third General, Series 1,
     FSA Insured, 5.50%, 7/01/29 .............................................            38,375,000            39,146,338
    City University System, FSA Insured, 5.375%, 7/01/24 .....................             5,000,000             5,045,900
    City University System, Refunding, Series U, 6.375%, 7/01/08 .............             1,140,000             1,195,016
    City University System, Series U, Pre-Refunded, 6.375%, 7/01/08 ..........             1,745,000             1,848,112
    City University System, Series U, Pre-Refunded, 6.70%, 7/01/09 ...........             5,405,000             5,742,867
    City University System, Third General, 6.00%, 7/01/20 ....................            13,000,000            13,838,240
    City University System, Third General, Residence 2, 6.20%, 7/01/22 .......             8,565,000             9,189,303
    City University System, Third General, Residence 2, Pre-Refunded,
     6.20%, 7/01/22 ..........................................................            19,990,000            22,643,073
    City University System, Third General, Series 2, 6.00%, 7/01/26 ..........             6,020,000             6,393,059
    City University System, Third General, Series 2, Pre-Refunded,
     6.00%, 7/01/26 ..........................................................            11,300,000            12,696,002
    Concord Nursing Home Inc., 6.50%, 7/01/29 ................................             2,500,000             2,686,275
    Department of Education, Pre-Refunded, 7.75%, 7/01/21 ....................             2,530,000             2,589,733
    Department of Health, 6.625%, 7/01/15 ....................................               760,000               827,085
    Department of Health, 6.20%, 7/01/17 .....................................             7,650,000             8,061,953
    Department of Health, Pre-Refunded, 6.625%, 7/01/15 ......................             4,595,000             5,211,465
    Department of Health, Rosewell Park Cancer Center, Pre-Refunded,
     6.625%, 7/01/24 .........................................................             9,175,000            10,443,536
    Department of Health, Veterans Home, Pre-Refunded, 7.25%, 7/01/11 ........             3,190,000             3,264,199
    Department of Health, Veterans Home, Pre-Refunded, 7.25%, 7/01/21 ........             9,775,000            10,002,367
    Genessee Valley, Series A, FHA Insured, 6.90%, 2/01/32 ...................             2,355,000             2,424,567
    Good Samaritan Hospital Medical Center, Series A, MBIA Insured,
     5.50%, 7/01/24 ..........................................................             5,000,000             5,077,050
    Heritage House Nursing Center, 7.00%, 8/01/31 ............................             2,290,000             2,341,983
    The Highlands Living, FHA Insured, 6.60%, 2/01/34 ........................             3,645,000             3,829,473
    Interfaith Medical Center, Series D, 5.40%, 2/15/28 ......................            14,000,000            14,076,020
    Ithaca College, AMBAC Insured, 5.25%, 7/01/26 ............................             2,000,000             1,988,880
    Long Island University, Asset Guaranteed, 5.125%, 9/01/23 ................             1,800,000             1,724,976
    Long Island University, Asset Guaranteed, 5.25%, 9/01/28 .................             1,500,000             1,449,285
    Long Island University, Pre-Refunded, 6.25%, 9/01/23 .....................             5,495,000             6,186,985
    Manhattan College, Refunding, 6.50%, 7/01/19 .............................            19,390,000            20,572,014
    Mental Health Services Facilities Improvement, Series B, MBIA
     Insured, 6.00%, 2/15/25 .................................................             6,100,000             6,534,259
    Mental Health Services Facilities Improvement, Series B, MBIA
     Insured, 6.00%, 2/15/30 .................................................             4,865,000             5,214,842
    Mental Health Services Facilities Improvement, Series D, FSA
     Insured, 5.50%, 2/15/21 .................................................             1,135,000             1,159,539
    Mental Health Services Facilities Improvement, Series D, FSA
     Insured, 5.50%, 8/15/21 .................................................             2,315,000             2,365,050
    Mental Health Services Facilities Improvement, Series D, FSA
     Insured, 5.25%, 8/15/30 .................................................             5,000,000             4,962,650
    Mental Health Services Facilities, Refunding, 6.00%, 8/15/21 .............             1,785,000             1,910,325
    Mental Health Services Facilities, Refunding, Series B, 5.75%, 8/15/12 ...             2,165,000             2,325,123
    Mental Health Services Facilities, Series A, 5.75%, 8/15/22 ..............             1,390,000             1,439,637

FRANKLIN NEW YORK TAX-FREE INCOME FUND

                                                                                           PRINCIPAL
                                                                                             AMOUNT                VALUE
------------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 New York State Dormitory Authority Revenue, (cont.)
    Mental Health Services Facilities, Series A, 5.75%, 2/15/27 ..............        $    9,370,000        $    9,674,619
    New York Hospital Medical Center, AMBAC Insured, 5.60%, 2/15/39 ..........             5,000,000             5,073,250
    New York Medical College, Asset Guaranteed, Pre-Refunded, 6.875%,
     7/01/21 .................................................................             5,375,000             5,717,871
    Nursing Home, Arden Hill, FHA Insured, 5.85%, 8/01/26 ....................             4,655,000             4,800,608
    Nursing Home, Center for Nursing, FHA Insured, 5.55%, 8/01/37 ............             8,435,000             8,470,343
    Nursing Home, St. John's Health Care Corp., Refunding, FHA Insured,
     6.25%, 2/01/36 ..........................................................            34,265,000            35,639,369
    Nursing Home, Wesley Garden, FHA Insured, 6.125%, 8/01/35 ................             2,000,000             2,066,980
    Nyack Hospital, 6.25%, 7/01/13 ...........................................             3,000,000             2,633,940
    Our Lady of Mercy, Mortgage Revenue, FHA Insured, 6.30%, 8/01/32 .........             5,835,000             6,044,301
    Pace University, Refunding, MBIA Insured, 5.75%, 7/01/26 .................             2,000,000             2,085,060
    Second Hospital, St. Clare's Hospital, Series B, 5.40%, 2/15/25 ..........             6,500,000             6,557,785
    St. Agnes Hospital, Series A, 5.40%, 2/15/25 .............................             2,000,000             2,017,780
    St. Francis Hospital, Series A, MBIA Insured, 5.50%, 7/01/29 .............             1,000,000             1,012,300
    St. Johns University, Series A, MBIA Insured, 5.25%, 7/01/25 .............             5,310,000             5,302,566
    St. Johns University, MBIA Insured, 5.25%, 7/01/25 .......................             5,770,000             5,761,922
    St. Lukes Home Residential Health, Series A, FHA Insured, 6.375%, 8/01/35              5,200,000             5,481,528
    State Rehabilitation Association, Series A, AMBAC Insured, 5.00%, 7/01/23              1,725,000             1,673,336
    State University Athletic Facilities, Pre-Refunded, 7.25%, 7/01/12 .......             2,565,000             2,624,662
    State University Athletic Facilities, Pre-Refunded, 7.25%, 7/01/21 .......             4,750,000             4,860,485
    State University Educational Facilities, 5.75%, 5/15/16 ..................             3,000,000             3,141,300
    State University Educational Facilities, 5.125%, 5/15/21 .................            15,000,000            14,714,850
    State University Educational Facilities, Series A, MBIA Insured,
     4.75%, 5/15/25 ..........................................................            20,450,000            18,829,542
    Upstate Community Colleges, Series A, 5.00%, 7/01/19 .....................             7,230,000             7,036,814
    Upstate Community Colleges, Series A, 6.00%, 7/01/22 .....................             7,000,000             7,500,430
    Upstate Community Colleges, Series A, 5.00%, 7/01/28 .....................            25,675,000            24,361,467
    Upstate Community Colleges, Series A, Pre-Refunded, 6.125%, 7/01/27 ......            11,845,000            13,555,655
    Upstate Community Colleges, Series B, Pre-Refunded, 7.20%, 7/01/21 .......             1,000,000             1,023,220
    W.K. Nursing Home Corp, FHA Insured, 6.05%, 2/01/26 ......................             6,800,000             7,046,636
 New York State Energy Research and Development Authority Electric
  Facilities Revenue, Consolidated Edison Project, Refunding, Series A,
  6.10%, 8/15/20 .............................................................            11,820,000            12,495,513
 New York State Energy Research and Development Authority PCR, Niagara
  Mohawk Power Project, Refunding, Series A, AMBAC Insured, 5.15%, 11/01/25 ..             7,000,000             6,894,510
 New York State Environmental Facilities Corp. Special Obligation PCR,
  New York City Municipal Water Finance Authority Project, Series E,
    6.875%, 6/15/14 ..........................................................             1,190,000             1,290,734
    Pre-Refunded, 6.875%, 6/15/14 ............................................             1,810,000             2,023,471
 New York State Environmental Facilities Corp. Special Obligation,
  Riverbank State Park, Pre-Refunded,
    7.25%, 4/01/07 ...........................................................             4,000,000             4,230,160
    7.25%, 4/01/12 ...........................................................             4,300,000             4,547,422
    7.375%, 4/01/22 ..........................................................             5,000,000             5,292,750
 New York State HFA, Service Contract Obligation Revenue,
    Refunding, Series C, 6.125%, 3/15/20 .....................................            91,910,000            96,211,388
    Refunding, Series C, 6.00%, 9/15/21 ......................................            19,310,000            20,157,902
    Series A, 6.375%, 9/15/15 ................................................               570,000               614,984
    Series A, 5.50%, 9/15/22 .................................................             3,000,000             3,012,900
    Series A, 6.50%, 3/15/24 .................................................               330,000               351,100

FRANKLIN NEW YORK TAX-FREE INCOME FUND

                                                                                           PRINCIPAL
                                                                                             AMOUNT                VALUE
------------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 New York State HFA, Service Contract Obligation Revenue, (cont.)
    Series A, 6.50%, 3/15/25 .................................................        $      860,000        $      925,042
    Series A, 6.00%, 3/15/26 .................................................            16,725,000            17,712,444
    Series A, Pre-Refunded, 7.25%, 9/15/12 ...................................             2,375,000             2,506,860
    Series A, Pre-Refunded, 6.375%, 9/15/15 ..................................             4,430,000             5,077,445
    Series A, Pre-Refunded, 6.50%, 3/15/24 ...................................            28,000,000            31,328,640
    Series A, Pre-Refunded, 6.50%, 3/15/25 ...................................            10,410,000            11,855,324
    Series C, 6.30%, 3/15/22 .................................................             1,985,000             2,059,160
    Series C, 5.50%, 3/15/25 .................................................            17,015,000            17,119,302
    Series C, Pre-Refunded, 6.30%, 9/15/12 ...................................               310,000               329,899
    Series C, Pre-Refunded, 6.125%, 3/15/20 ..................................             7,850,000             8,539,780
 New York State HFAR,
    Children's Rescue Fund Housing, Series A, 7.625%, 5/01/18 ................             5,285,000             5,416,015
    Health Facilities of New York City, Refunding, Series A, 6.00%, 11/01/08 .             2,400,000             2,607,840
    Health Facilities of New York City, Refunding, Series A, 8.00%, 11/01/08 .             4,250,000             4,349,025
    Health Facilities of New York City, Series A, 6.00%, 5/01/07 .............            11,200,000            12,247,984
    Housing Project Mortgage, Refunding, Series A, FSA Insured, 6.10%,
     11/01/15 ................................................................            25,650,000            27,156,425
    Housing Project Mortgage, Refunding, Series A, FSA Insured, 6.125%,
     11/01/20 ................................................................            31,145,000            32,576,424
    MFHR, Second Mortgage, Series A, 7.00%, 8/15/23 ..........................             4,245,000             4,342,338
    MFHR, Second Mortgage, Series C, 6.60%, 8/15/27 ..........................             5,500,000             5,756,740
    MFHR, Second Mortgage, Series D, 6.25%, 8/15/23 ..........................             2,500,000             2,570,925
    MFHR, Second Mortgage, Series E, 6.75%, 8/15/25 ..........................             6,715,000             6,960,433
    MFMR, Refunding, Series C, FHA Insured, 6.45%, 8/15/14 ...................             1,000,000             1,036,320
    MFMR, Series A, FHA Insured, 7.00%, 8/15/22 ..............................             4,885,000             5,085,041
    MFMR, Series A, FHA Insured, 7.10%, 8/15/35 ..............................             8,630,000             8,830,216
    MFMR, Series B, AMBAC Insured, 6.25%, 8/15/14 ............................             2,715,000             2,858,542
    MFMR, Series B, AMBAC Insured, 6.35%, 8/15/23 ............................            33,960,000            35,587,024
    MFMR, Series B, FHA Insured, 8.50%, 5/15/28 ..............................            12,575,000            12,642,528
    MFMR, Series C, FHA Insured, 6.50%, 8/15/24 ..............................             6,870,000             7,097,466
 New York State Local Government Assistance Corp., Series A, 6.00%, 4/01/24 ..            11,200,000            11,758,768
 New York State Medical Care Facilities Finance Agency Revenue,
    Beth Israel Medical Center Project, Refunding, Series A, 7.20%, 11/01/14 .             9,145,000             7,713,990
    Hospital and Nursing Home, Methodist Medical Center, Series A, FHA
     Insured, Pre-Refunded, 6.70%, 8/15/23 ...................................             5,500,000             5,863,110
    Hospital and Nursing Home, Mortgage Revenue, Refunding, Series A,
     FHA Insured, 6.20%, 2/15/23 .............................................             5,050,000             5,215,590
    Hospital and Nursing Home, Mortgage Revenue, Refunding, Series B,
     FHA Insured, 6.25%, 2/15/25 .............................................             2,635,000             2,779,688
    Hospital and Nursing Home, Mortgage Revenue, Refunding, Series B,
     FHA Insured, 6.25%, 2/15/35 .............................................             4,745,000             4,982,487
    Hospital and Nursing Home, Mortgage Revenue, Series A, FHA Insured,
     6.125%, 2/15/15 .........................................................             6,415,000             6,782,130
    Hospital and Nursing Home, Mortgage Revenue, Series A, FHA Insured,
     6.30%, 8/15/23 ..........................................................             9,000,000             9,273,240
    Hospital and Nursing Home, Mortgage Revenue, Series A, FHA Insured,
     6.25%, 2/15/27 ..........................................................            12,235,000            12,762,940
    Hospital and Nursing Home, Mortgage Revenue, Series A, FHA Insured,
     6.20%, 2/15/28 ..........................................................            26,910,000            28,386,283
    Hospital and Nursing Home, Mortgage Revenue, Series A, FHA Insured,
     6.375%, 8/15/33 .........................................................             7,940,000             8,187,331
    Hospital and Nursing Home, Mortgage Revenue, Series A, FHA Insured,
     6.50%, 2/15/34 ..........................................................            10,485,000            10,983,562
    Hospital and Nursing Home, Mortgage Revenue, Series C, FHA Insured,
     6.20%, 8/15/23 ..........................................................            21,540,000            22,446,188
    Hospital and Nursing Home, Mortgage Revenue, Series C, FHA Insured,
     9.00%, 2/15/26 ..........................................................             1,795,000             1,815,535
    Hospital and Nursing Home, Mortgage Revenue, Series C, FHA Insured,
     6.375%, 8/15/29 .........................................................            86,865,000            92,270,609
    Hospital and Nursing Home, Mortgage Revenue, Series D, FHA Insured,
     Pre-Refunded, 6.45%, 2/15/32 ............................................            55,500,000            59,731,320

FRANKLIN NEW YORK TAX-FREE INCOME FUND

                                                                                           PRINCIPAL
                                                                                             AMOUNT                VALUE
------------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 New York State Medical Care Facilities Finance Agency Revenue, (cont.)
    Hospital and Nursing, Series B, FHA Insured, 6.95%, 2/15/32 ..............        $   19,915,000        $   20,543,119
    Hospital and Nursing, Series B, Pre-Refunded, 6.95%, 2/15/32 .............             4,085,000             4,288,025
    Hospital and Nursing, Series C, FHA Insured, 6.65%, 8/15/32 ..............            14,310,000            14,835,320
    Hospital and Nursing, Series C, FHA Insured, Pre-Refunded, 6.65%,
     8/15/32 .................................................................               690,000               735,154
    The Hospital for Special Surgery Revenue, Series A, Pre-Refunded,
     6.375%, 8/15/24 .........................................................             6,025,000             6,704,198
    The Hospital for Special Surgery Revenue, Series A, Pre-Refunded,
     6.45%, 8/15/34 ..........................................................            36,650,000            40,864,017
    Hospital Mortgage, Series A, AMBAC Insured, Pre-Refunded, 6.80%, 8/15/24 .             3,200,000             3,628,640
    Hospital Mortgage, Series A, AMBAC Insured, Pre-Refunded, 6.50%, 8/15/29 .             5,125,000             5,758,553
    Hospital Mortgage, Series A, AMBAC Insured, Pre-Refunded, 6.90%, 8/15/34 .            31,210,000            35,497,942
    Huntington Hospital Mortgage, Project A, Refunding, 6.50%, 11/01/14 ......             5,500,000             5,746,785
    Medina Memorial Hospital Project, Series A, 7.30%, 5/01/11 ...............             2,435,000             2,502,157
    Mental Health Services Facilities, Series A, 8.875%, 8/15/07 .............             2,185,000             2,209,472
    Mortgage Revenue Project, Series A, FHA Insured, 6.50%, 2/15/35 ..........             3,800,000             4,008,202
    Mortgage Revenue Project, Series B, 6.60%, 8/15/34 .......................            23,775,000            24,978,966
    Mortgage Revenue Project, Series B, FHA Insured, 6.15%, 2/15/35 ..........             2,200,000             2,267,804
    Mortgage Revenue Project, Series C, FHA Insured, 6.375%, 8/15/29 .........            10,200,000            10,645,434
    Mortgage Revenue Project, Series D, FHA Insured, 6.20%, 2/15/35 ..........             6,250,000             6,489,688
    Mortgage Revenue Project, Series E, FHA Insured, 6.375%, 2/15/35 .........            13,200,000            13,819,212
    Mortgage Revenue Project, Series F, FHA Insured, Pre-Refunded, 6.30%,
     8/15/25 .................................................................            16,400,000            18,514,616
    Mortgage Revenue Project, Series F, FHA Insured, Pre-Refunded, 6.375%,
     8/15/34 .................................................................            21,050,000            23,825,232
    Second Mortgage, Health Care Project Revenue, Series B, 6.35%, 11/01/14 ..             1,410,000             1,454,937
    Secured Hospital Revenue, Series A, 6.25%, 2/15/24 .......................            16,770,000            17,122,841
    Secured Hospital Revenue, Series A, Pre-Refunded, 7.35%, 8/15/11 .........            22,150,000            22,794,122
    Secured Hospital Revenue, Series A, Pre-Refunded, 7.40%, 8/15/21 .........            55,225,000            56,835,913
    Security Mortgage Program Revenue, Adult Day Care, 6.375%, 11/15/20 ......            18,930,000            20,134,327
    Series A, FHA Insured, 7.45%, 8/15/31 ....................................            19,810,000            20,389,839
    Series A, FHA Insured, Pre-Refunded, 7.45%, 8/15/31 ......................             7,520,000             7,740,110
    Series D, FHA Insured, Pre-Refunded, 6.60%, 2/15/31 ......................            13,375,000            14,427,613
 New York State Mortgage Agency Revenue,
    29th Series B, 6.45%, 4/01/15 ............................................            17,250,000            17,909,123
    Homeowners Mortgage, 37th Series A, 6.375%, 10/01/14 .....................             6,225,000             6,545,961
    Homeowners Mortgage, 37th Series A, 6.45%, 10/01/17 ......................             9,000,000             9,408,420
    Homeowners Mortgage, Series 27, 6.90%, 4/01/15 ...........................             5,000,000             5,160,450
    Homeowners Mortgage, Series 41, 6.50%, 10/01/17 ..........................             9,880,000            10,341,890
    Homeowners Mortgage, Series 43, MBIA Insured, 6.45%, 10/01/17 ............             3,800,000             4,007,404
    Homeowners Mortgage, Series 47, 6.375%, 10/01/17 .........................            26,780,000            28,064,637
    Homeowners Mortgage, Series 51, 6.40%, 10/01/17 ..........................             9,945,000            10,470,195
    Homeowners Mortgage, Series 57, 6.25%, 10/01/15 ..........................            10,000,000            10,608,200
    Homeowners Mortgage, Series 57, 6.30%, 10/01/17 ..........................             7,330,000             7,722,008
    Homeowners Mortgage, Series 57, 6.375%, 10/01/27 .........................             8,590,000             8,979,041
    Homeowners Mortgage, Series 61, 5.90%, 4/01/27 ...........................             4,040,000             4,151,383
 New York State Municipal Bond Bank Agency Program Revenue, Buffalo,
  Series A, AMBAC Insured, 5.25%, 5/15/31 ....................................             4,145,000             4,083,322
 New York State Power Authority Revenue, Series A, 5.25%,
    11/15/30 .................................................................             2,000,000             1,979,220
    11/15/40 .................................................................             9,000,000             8,837,910

FRANKLIN NEW YORK TAX-FREE INCOME FUND

                                                                                           PRINCIPAL
                                                                                             AMOUNT                VALUE
------------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 New York State Tollway Authority General Revenue,
    Refunding, Series E, FGIC Insured, 5.00%, 11/01/25 .......................        $   11,500,000        $   11,113,370
    Series D, 5.25%, 1/01/21 .................................................            41,675,000            41,776,270
    Series D, 5.375%, 1/01/27 ................................................            10,975,000            11,045,675
 New York State Tollway Authority Service Contract Revenue, Local Highway
    and Bridge,
    5.75%, 4/01/19 ...........................................................            30,000,000            31,183,800
    AMBAC Insured, 5.375%, 4/01/19 ...........................................            10,555,000            10,768,105
    Pre-Refunded, 6.25%, 4/01/14 .............................................            23,970,000            26,800,857
 New York State Tollway Authority, Highway and Bridge Trust Fund,
    Series A, FGIC Insured, 5.00%, 4/01/17 ...................................             9,000,000             8,989,650
    Series B1, FGIC Insured, 5.75%, 4/01/15 ..................................             2,000,000             2,150,500
    Series B1, FGIC Insured, 5.75%, 4/01/16 ..................................             2,000,000             2,139,180
 New York State Urban Development Corp. Revenue,
    Cornell Center Project, 6.00%, 1/01/14 ...................................             4,500,000             4,681,620
    Correctional Capital Facilities, Series 5, Pre-Refunded, 6.25%, 1/01/20 ..            46,350,000            51,545,372
    Correctional Capital Facilities, Series 7, 5.70%, 1/01/16 ................             3,000,000             3,142,470
    Correctional Capital Facilities, Series 7, 5.70%, 1/01/27 ................            10,000,000            10,290,300
    Correctional Facilities Service Contract, Series A, 5.00%, 1/01/28 .......            14,000,000            13,270,740
    Correctional Facilities Service Contract, Series A, MBIA Insured, 5.00%,
     1/01/18 .................................................................            12,000,000            11,906,160
    Correctional Facilities Service Contract, Series B, 5.00%, 1/01/25 .......            21,055,000            20,046,466
    Correctional Facilities Service Contract, Series C, AMBAC Insured,
     6.00%, 1/01/29 ..........................................................            34,135,000            36,677,033
    Correctional Facilities Service Contract, Series D, FSA Insured,
     5.25%, 1/01/30 ..........................................................            10,000,000             9,941,000
    Onondaga County Convention Project, Refunding, 6.25%, 1/01/20 ............            28,325,000            30,387,627
    Youth Facilities, 6.00%, 4/01/15 .........................................             8,500,000             9,002,690
 Niagara Falls City School District COP, High School Facilities,
    5.375%, 6/15/28 ..........................................................             5,000,000             4,850,950
 Oneida Health Care Corp. Mortgage Revenue, Oneida Health Care, Series A,
    FHA Insured, 7.20%, 8/01/31 ..............................................             2,155,000             2,202,690
 Oneida-Herkimer Solid Waste Management Authority Solid Waste Systems
    Revenue,
    Pre-Refunded, 6.75%, 4/01/14 .............................................            20,100,000            21,802,872
    Refunding, 6.40%, 4/01/02 ................................................             1,930,000             1,989,193
    Refunding, 6.50%, 4/01/03 ................................................             2,075,000             2,202,364
    Refunding, 6.65%, 4/01/05 ................................................             1,115,000             1,207,500
    Refunding, 6.75%, 4/01/14 ................................................               655,000               679,654
 Otsego County IDA, Civic Facility Revenue, Hartwick College Project,
  Series A, 5.50%, 7/01/19 ...................................................             3,400,000             3,361,512
 Port Authority of New York and New Jersey Revenue,
    Consolidated 74th Series, 6.75%, 8/01/26 .................................             4,400,000             4,459,664
    Delta Air Lines Special Project, Series 1, 6.95%, 6/01/08 ................            17,000,000            17,644,640
 Puerto Rico Commonwealth Highway and Transportation Authority Revenue,
    Series A, 5.00%, 7/01/38 .................................................            12,000,000            11,418,000
    Series Y, 5.00%, 7/01/36 .................................................             4,000,000             3,840,320
    Series Y, 5.50%, 7/01/36 .................................................            10,000,000            10,278,700
 Puerto Rico Commonwealth Urban Renewal and Housing Corp. Commonwealth
  Appropriation, Refunding, 7.875%, 10/01/04 .................................             6,580,000             6,667,185
 Puerto Rico Electric Power Authority Revenue, Series T, 6.00%, 7/01/16 ......             5,575,000             5,894,615
 Puerto Rico Industrial Medical and Environmental Pollution Control Facilities
  Financing Authority Revenue, 6.45%, 12/01/25 ...............................            21,015,000            22,126,694
 Puerto Rico Municipal Finance Agency, Series A, Pre-Refunded, 6.50%, 7/01/19             11,000,000            12,159,070

FRANKLIN NEW YORK TAX-FREE INCOME FUND

                                                                                           PRINCIPAL
                                                                                             AMOUNT                VALUE
------------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 Rensselaer Municipal Leasing Corp. Leasehold Mortgage Revenue, Rensselaer
  County Nursing Home,
    Series A, 6.90%, 6/01/24 ....................................................     $   10,000,000        $   10,326,600
    Series B, 6.90%, 6/01/24 ....................................................          3,345,000             3,454,248
 St. Lawrence County IDA, Civic Facility Revenue, Clarkson University
  Project, Series A, 5.50%, 7/01/29 .............................................          6,000,000             5,849,040
 Suffolk County Judicial Facilities Agency Service Agreement Revenue,
  John P. Cohalan Complex, AMBAC Insured, 5.00%, 4/15/16 ........................          2,720,000             2,732,947
 Sunnybrook Elderly Housing Corp. Mortgage Revenue, Sunnybrook Apartments
  Project, 11.25%, 12/01/14 .....................................................          1,185,000             1,216,924
 Syracuse IDA, Civic Facility Revenue,
    Crouse Health Hospital Inc., Project A, 5.25%, 1/01/16 ......................          4,000,000             2,440,000
    Crouse Health Hospital Inc., Project A, 5.375%, 1/01/23 .....................          4,760,000             2,903,600
    St. Joseph's Hospital Health Center Project, Pre-Refunded, 7.50%, 6/01/18 ...          2,000,000             2,040,000
 Tompkins County IDA Revenue, Civic Facility, Cornell University, 5.75%,
  7/01/30 .......................................................................          7,510,000             7,908,631
 Triborough Bridge and Tunnel Authority Revenue, General Purpose, Series B,
    5.20%, 1/01/27 ..............................................................         15,000,000            14,811,300
    5.50%, 1/01/30 ..............................................................         32,185,000            32,711,225
    MBIA Insured, 5.20%, 1/01/27 ................................................          4,110,000             4,063,968
 TSASC Inc. New York, TFABS, Series 1, 6.25%,
    7/15/27 .....................................................................         35,000,000            36,578,500
    7/15/34 .....................................................................         40,000,000            41,342,800
 Ulster County Resource Recovery Agency Solid Waste System Revenue,
  6.00%, 3/01/14 ................................................................          8,620,000             8,844,896
 Utica IDA, Civic Facility Revenue, Munson Williams Proctor Institute,
    5.40%, 7/15/30 ..............................................................          1,000,000             1,004,920
    Series A, 5.50%, 7/15/29 ....................................................          9,915,000            10,099,122
 Virgin Islands PFA Revenue, senior lien, Fund Loan Notes, Refunding,
  Series A, 5.50%,
    10/01/15 ....................................................................          2,500,000             2,487,550
    10/01/18 ....................................................................          2,500,000             2,426,475
 Virgin Islands Water and Power Authority Electric System Revenue, Series A,
  Pre-Refunded, 7.40%, 7/01/11 ..................................................          2,605,000             2,661,476
 Warren and Washington Counties IDAR, Adirondack Resource Recovery Project,
  Refunding, Series A, 7.90%, 12/15/07 ..........................................         29,880,000            30,082,586
 Yonkers GO, Series A, 9.20%,
    2/01/03 .....................................................................          1,090,000             1,184,220
    2/01/04 .....................................................................          1,095,000             1,236,408
    2/01/05 .....................................................................          1,095,000             1,277,427
                                                                                                            --------------
 TOTAL BONDS (COST $4,279,520,489) ..............................................                            4,520,246,983
                                                                                                            --------------
 ZERO COUPON/STEP-UP BONDS 2.5%
 MTA Service Contract Revenue,
    Commuter Facilities, Refunding, Series 7, 7/01/10 ...........................          7,500,000             4,890,225
    Commuter Facilities, Refunding, Series 7, 7/01/11 ...........................          7,590,000             4,661,019
    Commuter Facilities, Refunding, Series 7, 7/01/13 ...........................          2,065,000             1,117,702
    Transit Facilities, Refunding, Series 7, 7/01/09 ............................         13,125,000             9,034,856
    Transit Facilities, Refunding, Series 7, 7/01/10 ............................          9,000,000             5,868,270
    Transit Facilities, Refunding, Series 7, 7/01/12 ............................         15,380,000             8,863,494
    Transit Facilities, Refunding, Series 7, 7/01/13 ............................          7,935,000             4,294,898
 New York City GO,
    Citysavers, Series B, 8/1/09 ................................................          8,875,000             6,110,083
    Citysavers, Series B, 6/1/12 ................................................          1,030,000               603,127
    Citysavers, Series B, 12/1/12 ...............................................          1,030,000               588,624

FRANKLIN NEW YORK TAX-FREE INCOME FUND

                                                                                           PRINCIPAL
                                                                                             AMOUNT                VALUE
------------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 ZERO COUPON/STEP-UP BONDS (CONT.)
 New York City GO, (cont.)
    Citysavers, Series B, 6/1/13 .............................................        $    1,030,000        $      567,118
    Citysavers, Series B, 12/1/13 ............................................             1,030,000               553,172
    Citysavers, Series B, 6/1/14 .............................................             1,030,000               532,788
    Citysavers, Series B, 12/1/14 ............................................             1,030,000               519,439
    Citysavers, Series B, 6/1/15 .............................................             1,030,000               502,300
    Citysavers, Series B, 12/1/15 ............................................             1,030,000               489,569
    Citysavers, Series B, 6/1/16 .............................................             1,030,000               471,616
    Citysavers, Series B, 12/1/16 ............................................             1,030,000               459,483
    Citysavers, Series B, 6/1/17 .............................................             1,030,000               444,888
    Citysavers, Series B, 12/1/17 ............................................             1,030,000               433,362
    Citysavers, Series B, 6/1/18 .............................................             1,030,000               417,964
    Citysavers, Series B, 12/1/18 ............................................             1,005,000               397,136
    Citysavers, Series B, 6/1/19 .............................................             1,030,000               392,203
    Citysavers, Series B, 12/1/19 ............................................             1,030,000               381,820
    Citysavers, Series B, 6/1/20 .............................................            10,000,000             3,588,900
    M-Raes, Series 36, zero cpn. to 10/01/02, 8.00% thereafter, 10/01/14 .....            17,400,000            16,499,897
    Series A-2, 8/1/10 .......................................................             2,690,000             1,759,636
 Orangetown Housing Authority Facilities Revenue, Senior Housing Center
  Project, Refunding, MBIA Insured, 4/01/30 ..................................            21,170,000             4,285,020
 Triborough Bridge and Tunnel Authority Revenue, Convention Center
  Project, Series E, 1/01/12 .................................................            21,625,000            12,776,482
 Westchester Tobacco Asset Securitization Corp. Revenue, Capital Appreciation,
 zero cpn. to 7/15/02, 6.75% thereafter, 7/15/29 .............................            15,000,000            14,496,450
 zero cpn. to 7/15/09, 6.95% thereafter, 7/15/39 .............................            18,000,000            11,151,180
                                                                                                            --------------
 TOTAL ZERO COUPON/STEP-UP BONDS (COST $103,427,907) .........................                                 117,152,721
                                                                                                            --------------
 TOTAL LONG TERM INVESTMENTS (COST $4,382,948,396) ...........................                               4,637,399,704
                                                                                                            --------------
(a)SHORT-TERM INVESTMENTS .1%
  New York GO, Refunding, Series H, Sub Series H-3, FSA Insured, Weekly
   VRDN and Put, 3.00%, 8/01/21
     (COST $5,100,000) .......................................................             5,100,000             5,100,000
                                                                                                            --------------
 TOTAL INVESTMENTS (COST $4,388,048,396) 98.4% ...............................                               4,642,499,704
 OTHER ASSETS, LESS LIABILITIES 1.6% .........................................                                  75,929,739
                                                                                                            --------------
 NET ASSETS 100.0% ...........................................................                              $4,718,429,443
                                                                                                            ==============

See glossary of terms on page 39.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

(b) Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.


                       See notes to financial statements.

FRANKLIN NEW YORK TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, MAY 31, 2001 (CONT.)




GLOSSARY OF TERMS
--------------------------------------------------------------------------------

AMBAC -  American Municipal Bond Assurance Corp.
COP   -  Certificate of Participation
FGIC  -  Financial Guaranty Insurance Co.
FHA   -  Federal Housing Authority/Agency
FSA   -  Financial Security Assistance
GO    -  General Obligation
HDC   -  Housing Development Corp.
HFA   -  Housing Finance Authority/Agency
HFAR  -  Housing Finance Authority/Agency Revenue
IDA   -  Industrial Development Authority/Agency
IDAR  -  Industrial Development Authority Revenue
MBIA  -  Municipal Bond Investors Assurance Corp.
MFHR  -  Multi-Family Housing Revenue
MFMR  -  Multi-Family Mortgage Revenue
MFR   -  Multi-Family Revenue
MTA   -  Metropolitan Transportation Authority
PCR   -  Pollution Control Revenue
PFA   -  Public Financing Authority
VRDN  -  Variable Rate Demand Notes

FRANKLIN NEW YORK TAX-FREE INCOME FUND
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
MAY 31, 2001

Assets:
 Investments in securities:
  Cost ..........................................................          $ 4,388,048,396
                                                                           ===============
  Value .........................................................            4,642,499,704
 Cash ...........................................................                  101,036
 Receivables:
  Capital shares sold ...........................................                4,800,635
  Interest ......................................................               82,714,384
                                                                           ---------------
      Total assets ..............................................            4,730,115,759
                                                                           ---------------
Liabilities:
 Payables:
  Investment securities purchased ...............................                5,104,717
  Capital shares redeemed .......................................                3,379,561
  Affiliates ....................................................                2,369,531
  Shareholders ..................................................                  506,662
 Other liabilities ..............................................                  325,845
                                                                           ---------------
      Total liabilities .........................................               11,686,316
                                                                           ---------------
       Net assets, at value .....................................          $ 4,718,429,443
                                                                           ===============
Net assets consist of:
 Undistributed net investment income ............................          $     2,946,037
 Net unrealized appreciation ....................................              254,451,308
 Accumulated net realized loss ..................................              (45,182,739)
 Capital shares .................................................            4,506,214,837
                                                                           ---------------
       Net assets, at value .....................................          $ 4,718,429,443
                                                                           ===============


                       See notes to financial statements.

FRANKLIN NEW YORK TAX-FREE INCOME FUND
Financial Statements (continued)

STATEMENT OF ASSETS AND LIABILITIES (CONT.)
MAY 31, 2001


CLASS A:
 Net assets, at value ...............................................          $4,483,908,684
                                                                               ==============
 Shares outstanding .................................................             385,739,609
                                                                               ==============
 Net asset value per share(a)........................................          $        11.62
                                                                               ==============
 Maximum offering price per share (net asset value per share / 95.75%)         $        12.14
                                                                               ==============
CLASS B:
 Net assets, at value ...............................................          $   87,697,218
                                                                               ==============
 Shares outstanding .................................................               7,556,202
                                                                               ==============
 Net asset value and maximum offering price per share(a).............          $        11.61
                                                                               ==============
CLASS C:
 Net assets, at value ...............................................          $  146,823,541
                                                                               ==============
 Shares outstanding .................................................              12,634,485
                                                                               ==============
 Net asset value per share(a)........................................          $        11.62
                                                                               ==============
 Maximum offering price per share (net asset value per share / 99%) .          $        11.74
                                                                               ==============

(a) Redemption price is equal to net asset value less any applicable contingent deferred sales charge.


                       See notes to financial statements.

FRANKLIN NEW YORK TAX-FREE INCOME FUND
Financial Statements (continued)


STATEMENT OF OPERATIONS
FOR THE YEAR ENDED MAY 31, 2001


Investment income:
 Interest ...............................................           $272,510,969
                                                                    ------------
Expenses:
 Management fees (Note 3) ...............................             20,813,979
 Distribution fees (Note 3)
  Class A ...............................................              3,536,321
  Class B ...............................................                376,989
  Class C ...............................................                844,367
 Transfer agent fees (Note 3) ...........................              2,186,562
 Custodian fees .........................................                 43,245
 Reports to shareholders ................................                139,135
 Registration and filing fees ...........................                 35,490
 Professional fees (Note 3) .............................                111,370
 Trustees' fees and expenses ............................                 81,530
 Other ..................................................                 69,733
                                                                    ------------
      Total expenses ....................................             28,238,721
                                                                    ------------
       Net investment income ............................            244,272,248
                                                                    ------------
Realized and unrealized gains:
 Net realized gain from investments .....................              3,338,878
 Net unrealized appreciation on investments .............            222,042,554
                                                                    ------------
Net realized and unrealized gain ........................            225,381,432
                                                                    ------------
Net increase in net assets resulting from operations ....           $469,653,680
                                                                    ============


                       See notes to financial statements.

FRANKLIN NEW YORK TAX-FREE INCOME FUND
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED MAY 31, 2001 AND 2000

                                                                                      2001                      2000
                                                                                ---------------           ---------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ..............................................          $   244,272,248           $   260,895,637
  Net realized gain (loss) from investments ..........................                3,338,878               (47,319,511)
  Net unrealized appreciation (depreciation) on investments ..........              222,042,554              (281,536,117)
                                                                                ---------------           ---------------
       Net increase (decrease) in net assets resulting from operations              469,653,680               (67,959,991)
 Distributions to shareholders from:
  Net investment income:
   Class A ...........................................................             (237,802,879)             (250,118,739)
   Class B ...........................................................               (2,754,558)               (1,533,076)
   Class C ...........................................................               (6,345,945)               (6,503,868)
  Net realized gains:
   Class A ...........................................................                       --               (26,398,259)
   Class B ...........................................................                       --                  (188,951)
   Class C ...........................................................                       --                  (781,158)
                                                                                ---------------           ---------------
 Total distributions to shareholders .................................             (246,903,382)             (285,524,051)
 Capital share transactions: (Note 2)
   Class A ...........................................................               49,911,067              (285,636,085)
   Class B ...........................................................               44,401,255                23,809,545
   Class C ...........................................................               21,341,193               (10,478,959)
                                                                                ---------------           ---------------
 Total capital share transactions ....................................              115,653,515              (272,305,499)
       Net increase (decrease) in net assets .........................              338,403,813              (625,789,541)
Net assets:
 Beginning of year ...................................................            4,380,025,630             5,005,815,171
                                                                                ---------------           ---------------
 End of year .........................................................          $ 4,718,429,443           $ 4,380,025,630
                                                                                ===============           ===============
Undistributed net investment income included in net assets:
 End of year .........................................................          $     2,946,037           $     5,551,451
                                                                                ===============           ===============


                       See notes to financial statements.

FRANKLIN NEW YORK TAX-FREE INCOME FUND
Notes to Financial Statements


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin New York Tax-Free Income (the Fund) is registered under the Investment Company Act of 1940 as a diversified, open-end investment company. The Fund seeks to provide investors with as high a level of income exempt from federal, New York state and New York City income taxes as is consistent with prudent investing, while seeking preservation of shareholders' capital.

The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION

Tax-free bonds generally trade in the over-the-counter market and are valued within the range of the latest quoted bid and asked prices. In the absence of a sale or reported bid and asked prices, information with respect to bond and note transactions, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities are used to determine the value of the security. The Fund may utilize a pricing service, bank or broker/dealer experienced in such matters to perform any of the pricing functions under procedures approved by the Board of Trustees. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its income.

c. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount and premium are amortized on an income tax basis. Distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

d. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

e. AUDIT GUIDE

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Fund to amortize all premium and discount on fixed-income securities. Such amortization will be included in net investment income but will not impact the net assets or the distributions of the Fund. As of May 31, 2001, the Fund estimates that the current cumulative adjustment required upon adoption of premium and discount amortization will increase the recorded cost of its investments by approximately $1,257,061.

FRANKLIN NEW YORK TAX-FREE INCOME FUND
Notes to Financial Statements (continued)


2. SHARES OF BENEFICIAL INTEREST

The Fund offers three classes of shares: Class A, Class B, and Class C. Each class of shares differs by its initial sales load, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At May 31, 2001, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund's shares were as follows:

                                                                                    YEAR ENDED MAY 31,
                                                       ----------------------------------------------------------------------------
                                                                     2001                                     2000
                                                       ----------------------------------------------------------------------------
                                                          SHARES               AMOUNT               SHARES               AMOUNT
                                                       ----------------------------------------------------------------------------
CLASS A SHARES:
 Shares sold ..................................         31,831,913         $ 366,317,687          30,449,079         $ 344,700,673
 Shares issued in reinvestment of distributions          9,738,080           111,091,499          11,700,428           132,087,599
 Shares redeemed ..............................        (37,332,686)         (427,498,119)        (67,626,875)         (762,424,357)
                                                       ----------------------------------------------------------------------------
 Net increase (decrease) ......................          4,237,307         $  49,911,067         (25,477,368)        $(285,636,085)
                                                       ============================================================================
CLASS B SHARES:
 Shares sold ..................................          4,133,633         $  47,577,026           2,368,489         $  26,829,657
 Shares issued in reinvestment of distributions            146,025             1,668,504             102,854             1,155,325
 Shares redeemed ..............................           (424,171)           (4,844,275)           (372,932)            4,175,437
                                                       ----------------------------------------------------------------------------
 Net increase .................................          3,855,487         $  44,401,255           2,098,411         $  23,809,545
                                                       ============================================================================
CLASS C SHARES:
 Shares sold ..................................          3,065,385         $  35,322,140           2,061,852         $  23,348,323
 Shares issued in reinvestment of distributions            329,183             3,757,384             395,807             4,470,100
 Shares redeemed ..............................         (1,548,607)          (17,738,331)         (3,406,407)          (38,297,382)
                                                       ----------------------------------------------------------------------------
 Net increase (decrease) ......................          1,845,961         $  21,341,193            (948,748)        $ (10,478,959)
                                                       ============================================================================

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Fund are also officers and/or directors of Franklin Advisers, Inc. (Advisers), Franklin Templeton Services, LLC (FT Services), Franklin/Templeton Distributors, Inc. (Distributors), and Franklin/Templeton Investor Services, LLC (Investor Services), the Fund's investment manager, administrative manager, principal underwriter, and transfer agent, respectively.

The Fund pays an investment management fee to Advisers based on the average net assets of the Fund as follows:

       ANNUALIZED
        FEE RATE        MONTH-END NET ASSETS
       -------------------------------------------------------------------
         .625%          First $100 million
         .500%          Over $100 million up to and including $250 million
         .450%          Over $250 million up to and including $10 billion

Fees are further reduced on net assets over $10 billion.

FRANKLIN NEW YORK TAX-FREE INCOME FUND
Notes to Financial Statements (continued)


3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (CONT.)

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

The Fund reimburses Distributors up to .10%, .65%, and .65% per year of its average daily net assets of Class A, Class B, and Class C, respectively, for costs incurred in marketing the Fund's shares.

Distributors paid net commissions on sales of the Fund's shares, and received contingent deferred sales charges for the year of $1,901,375 and $199,789, respectively.

The Fund paid shareholder servicing fees of $2,186,562 of which $1,582,283 was paid to Investor Services.

Included in professional fees are legal fees of $44,127 that were paid to two law firms in which a partner in each firm was an officer of the Fund during the reporting period.


4. INCOME TAXES

At May 31, 2001, the Fund had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

        Capital loss carryovers expiring in:

         2008 ..........................  $29,572,038
         2009 ..........................  $14,143,945
         ----                             -----------
                                          $43,715,983
                                          ===========

At May 31, 2001, the Fund has deferred capital losses of $265,195 occurring subsequent to October 31, 2000. For tax purposes, such losses will be reflected in the year ending May 31, 2002.

At May 31, 2001, the net unrealized appreciation based on the cost of investments for income tax purposes of $4,389,249,954 was as follows:

        Unrealized appreciation ....... $269,408,763
        Unrealized depreciation .......  (16,159,013)
                                         -----------
        Net unrealized appreciation ... $253,249,750
                                        ============

Net realized gains differ for financial statement and tax purposes primarily due to differing treatment of wash sales.


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended May 31, 2001 aggregated $464,716,194 and $347,901,732, respectively.

FRANKLIN NEW YORK TAX-FREE INCOME FUND
Independent Auditors' Report


TO THE BOARD OF TRUSTEES AND SHAREHOLDERS
OF FRANKLIN NEW YORK TAX-FREE INCOME FUND

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin New York Tax-Free Income Fund (the "Fund") at May 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
July 3, 2001

FRANKLIN NEW YORK TAX-FREE INCOME FUND
Tax Designation


Under Section 852(b)(5)(A) of the Internal Revenue Code, the Fund hereby designates 100% of the distributions paid from net investment income as exempt-interest dividends for the fiscal year ended May 31, 2001.


48